                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                   SCHEDULE 14A

                 Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                MICROISLET, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

1.       Title of each class of securities to which transaction applies:
         _______________________________________________________________________

2.       Aggregate number of securities to which transaction applies:
         _______________________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________________________

4.       Proposed maximum aggregate value of transaction: ______________________

5.       Total fee paid:________________________________________________________

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid: ______________________________________

         2)       Form, Schedule or Registration Statement No.: ________________

         3)       Filing Party: ________________________________________________

         4)       Date Filed: __________________________________________________

                                MICROISLET, INC.
                        6370 Nancy Ridge Drive, Suite 112
                           San Diego, California 92121
                                 (858) 657-0287

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON NOVEMBER 14, 2006

TO THE STOCKHOLDERS OF MICROISLET, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MICROISLET, INC., a Nevada corporation, will be held on November 14, 2006 at 9:00 a.m. local time at 12275 El Camino Real, Suite 200, San Diego, California 92130.

   1. To elect directors to serve for the ensuing year and until their successors are elected.

   2. To ratify the selection of Deloitte & Touche LLP as our principal independent registered public accounting firm for our fiscal year ending December 31, 2006.

   3. To approve amendments to the MicroIslet, Inc. 2005 Equity Incentive Plan to increase the plan reserve by 1,000,000 new shares and to confirm that no awardee may be granted awards within any calendar year for more than 500,000 shares (except that in connection with his or her initial service, an awardee may be granted awards covering up to an additional 2,000,000 shares).

   4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

         The board of directors has fixed the close of business on October 6, 2006, as the record date for the determination of stockholders entitled to notice of and to vote at this annual meeting and at any adjournment or postponement thereof.

                                           By order of the board of directors

                                           /s/ James R Gavin III
                                           -------------------------------------
                                           James R. Gavin III, M.D., Ph.D.
                                           President and Chief Executive Officer
San Diego, California
October 18, 2006

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                           TABLE OF CONTENTS


                                                                                                   PAGE
Information Concerning Solicitation and Voting                                                       1

PROPOSAL 1  Election of Directors                                                                    3

   Board and Committee Matters and Corporate Governance Matters                                      5

   Report of the Audit Committee                                                                     8

PROPOSAL 2  Ratification of Selection of Independent Registered Public Accounting Firm               9

PROPOSAL 3  Approval of Amendments to The MicroIslet, Inc. 2005 Equity Incentive Plan               11

Equity Compensation Plan Information                                                                17

Management                                                                                          18

Security Ownership of Certain Beneficial Owners and Management                                      20

Certain Relationships and Related Transactions                                                      21

Section 16(a) Beneficial Ownership Reporting Compliance                                             22

Executive Compensation                                                                              22

Other Matters                                                                                       26

   Annex A (Audit Committee Charter)                                                                A-1
   Annex B (Compensation Committee Charter)                                                         B-1
   Annex C (Nominating and Governance Committee Charter)                                            C-1
   Annex D (Executive Committee Charter)                                                            D-1
   Annex E (Amended and Restated 2005 Equity Incentive Plan)                                        E-1


                                                  -i-

                                MICROISLET, INC.
                        6370 Nancy Ridge Drive, Suite 112
                           San Diego, California 92121
                                 (858) 657-0287

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                          To be held November 14, 2006

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the board of directors of MicroIslet, Inc., a Nevada corporation, for use at the annual meeting of stockholders to be held on November 14, 2006 at 9:00 a.m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The annual meeting will be held at 12275 El Camino Real, Suite 200, San Diego, California 92130. We intend to mail this proxy statement and accompanying proxy card on or about October 18, 2006 to all stockholders entitled to vote at the annual meeting.

SOLICITATION

         We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of common stock of our company beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

         Our board of directors fixed October 6, 2006 as the record date for the annual meeting. Only holders of record of our common stock at the close of business on the record date will be entitled to notice of and to vote at the annual meeting. At the close of business on October 6, 2006, 48,897,023 shares of common stock were outstanding and entitled to vote.

         On all matters to be voted upon at the annual meeting, each holder of record of common stock on the record date will be entitled to one vote for each share held.

         Quorum will be established at the annual meeting if holders of a majority of the outstanding shares are present in person or represented by proxy (whether or not limited), and once established will not be broken by the withdrawal of any holders from the meeting. Abstentions and broker non-votes (i.e., shares of common stock held by a broker or nominee that are represented at the meeting, but that the broker or nominee is not empowered to vote on a specific proposal) will be counted in determining whether a quorum is present at the meeting.

         Directors will be elected by a plurality of votes cast by shares present or represented at the meeting. Abstentions will have no impact on the election of directors. The proposals to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm and to approve amendments to our 2005 Equity Incentive Plan, must be approved by a number of votes exceeding the number of votes cast in opposition to such proposals. Abstentions and broker non-votes are not counted as votes for or against these proposals.

         All votes will be tabulated by the inspector of election appointed for the meeting. Affirmative and negative votes, abstentions, and broker non-votes will be tabulated separately. Stockholders holding shares in "street name" (that is, through a bank, broker, or other nominee) who would like to attend the annual meeting and vote in person will need to bring an account statement or other acceptable evidence of ownership of our common stock as of the close of business on October 6, 2006, the record date for voting. Alternatively, in order to vote, a street name holder may contact the person in whose name your shares are registered, obtain a proxy from that person and bring it to the annual meeting.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with our Interim Chief Financial Officer at our principal executive office, 6370 Nancy Ridge Drive, Suite 112, San Diego, California 92121, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

         The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2007 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is June 20, 2007.

         Our bylaws also establish an advance notice procedure with respect to certain stockholder proposals and director nominations. If a stockholder wishes to have a stockholder proposal considered at our next annual meeting, the stockholder must give timely notice of the proposal in writing to our corporate secretary. To be timely, a stockholder's notice of the proposal must be delivered to, or mailed and received at our executive offices not earlier than July 17, 2007 and not later than August 16, 2007; PROVIDED, HOWEVER, that in the event that the date of the annual meeting is changed by more than 30 days from the anniversary of the scheduled date of this year's annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business of the 90th day prior to such annual meeting (or, if later, the 10th day following the day on which public announcement of the annual meeting date is first made).

         A stockholder's notice to our secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (iii) the name and address, as they appear on our books, of the stockholder proposing such business, (iv) the class and number of shares which are beneficially owned by the stockholder, and
(v) whether such stockholder intends to deliver a proxy statement and form of proxy to holders of at least the percentage of voting shares in our company required under applicable law to carry the proposal, or in the case of a nomination or nominations, a sufficient number of holders of voting shares to elect the nominee or nominees.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         There are eight board positions authorized in accordance with our bylaws. The board has determined to reduce the number of authorized positions to six upon the annual meeting. Each of the six directors to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until his earlier death, resignation or removal.

         All of the nominees listed below are currently directors. Five of them were elected by the stockholders at our 2005 annual meeting of stockholders. The other nominee was elected by the board to fill a newly-created vacancy. Our board of directors elected Bertram E. Walls, M.D. to the board in March 2006 upon the recommendation of our Nominating and Governance Committee, which acted upon the recommendation of James R. Gavin III, M.D., Ph.D., our President and Chief Executive Officer.

         Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

         The six candidates receiving the highest number of affirmative votes cast at the meeting will be elected our directors.

                        THE BOARD OF DIRECTORS RECOMMENDS
                      A VOTE IN FAVOR OF EACH NAMED NOMINEE

NOMINEES

         The names of the nominees and certain information about them are set forth below:

NAME                                      AGE    POSITION AND OFFICES                               DIRECTOR SINCE
John J. Hagenbuch (4)                     55     Chairman and Director                                   2005

Myron A. Wick III (4)                     63     Vice-Chairman and Director                              2004

James R. Gavin III, M.D., Ph.D. (4)       60     President, Chief Executive Officer and Director         2002

Robert W. Anderson, M.D. (1)(2)(3)        69     Director                                                2002

Steven T. Frankel (1)(2)(3)               63     Director                                                2002

Bertram E. Walls, M.D.                    54     Director                                                2006

(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of Nominating and Governance Committee
(4) Member of Executive Committee

         JOHN J. HAGENBUCH. Mr. Hagenbuch has been one of our directors since April 2005 and was appointed our Chairman in January 2006. From 1993 to 2006, Mr. Hagenbuch was co-founder and Chairman of M&H Realty Partners, a real estate opportunity fund business that manages money for institutional investors. Prior to forming M&H in 1993, Mr. Hagenbuch was a General Partner of Hellman & Friedman, a private firm that initially provided strategic investment banking and financial advisory services to a number of large, public corporations, and then later raised and managed several private equity funds. Before joining Hellman & Friedman as its third partner in 1985, Mr. Hagenbuch spent nearly seven years at Salomon Brothers as a generalist investment banker. Mr. Hagenbuch is an active private equity investor and has served on the boards of a number of public and private companies as well as not-for-profit organizations. Mr. Hagenbuch is the brother-in-law of John F. Steel IV, our former Chairman and Chief Executive Officer. Mr. Hagenbuch completed his A.B. in Politics at Princeton University in 1974 and his M.B.A. in Finance at Stanford University in 1978.

         MYRON A. WICK III. Mr. Wick has been one of our directors since July 2004 and was appointed Vice Chairman in December 2004. Mr. Wick is currently a managing director and co-founder of McGettigan, Wick & Co., Inc., an investment banking firm formed in 1988, and a general partner of Proactive Investment Managers, L.P., the general partner of Proactive Partners, L.P., a merchant banking fund formed in 1991. Mr. Wick was also a co-founder of StoryFirst Communications, Inc., a television and audio broadcast company in Russia and served as its Chairman from 1993 through 2003 and as a director until 2006. Mr. Wick also serves on the Boards of Directors of several public and private corporations and not-for-profit organizations, including ModTech Holdings, Inc. (NASDAQ: MODT), the Hoffman Institute, The Natural Step, The Tanager Foundation and Citizens Communications Company (NYSE: CZN). Mr. Wick has an M.B.A. from Harvard University and B.A. from Yale University.

         JAMES R. GAVIN III, M.D., PH.D. Dr. Gavin has been one of our directors since April 2002 and was a director of MicroIslet of Delaware from March 2001 to April 2002. In January 2006, Dr. Gavin was appointed our Interim President and Chief Executive Officer, and in June 2006 was appointed our President and Chief Executive Officer. From July 2002 until January 2006, he served as the President of Atlanta Morehouse School of Medicine. Dr. Gavin has been a member of the Board of Directors of Baxter International Inc. (NYSE: BAX) since February 2003, Amylin Pharmaceuticals, Inc. (Nasdaq:AMLN) since December 2005, Anastasia Marie Laboratories, Inc. since February 1998, and dLife, Inc. since 2005. Dr. Gavin was Chairman of the Board of Directors of Equidyne Corporation from August 2001 to 2003. He was also a member of the Board of Directors of Taste for Living, Inc. from 1999 to 2002. From July 1991 to June 2002, Dr. Gavin was the Senior Scientific Officer of the Howard Hughes Medical Institute in Chevy Chase, Maryland. He completed his B.S. in Chemistry at Livingstone College, a Ph.D. in Biochemistry at Emory University and his M.D. at Duke University Medical School. Dr. Gavin has received numerous civic and academic awards and honors.

         ROBERT W. ANDERSON, M.D. Dr. Anderson has been one of our directors since April 2002 and was a director of MicroIslet of Delaware from March 2001 to April 2002. From June 1994 to the present, Dr. Anderson has served as the David
C. Sabiston, Jr., Distinguished Professor and Chairman Emeritus of the Department of Surgery at Duke University Medical Center in Durham, North Carolina. He received an M.B.A. degree from the Kellogg School of Management at Northwestern in 1994 and was appointed as the Chairman of the Department of Surgery at Duke in the same year. Dr. Anderson received his B.S. degree in Engineering from Duke University and was awarded the M.D. degree from Northwestern University.

         STEVEN T. FRANKEL. Mr. Frankel has been a director of our company since May 2002. Mr. Frankel is Chief Executive officer of Accumetrics, Inc., a developer, manufacturer, and marketer of a comprehensive system for the measurement of platelet function. From October 2003 to October 2006, he was President of ACON Laboratories, Inc., a provider of rapid diagnostic products, and he was Senior Advisor to the firm from September 2002 to October 2003. From April 1998 to February 2004, he was Chief Executive Officer and President of A-Fem Medical Corp., a developer of women's healthcare products. Before that, he was the Chief Executive Officer and President of Quidel Corp., a manufacturer of physicians' office diagnostic test kits from May 1992 to March 1998. Mr. Frankel was also President of various divisions of Becton, Dickinson and Company from October 1979 to May 1992. Mr. Frankel attended the Executive Program at Stanford University in 1989 and received his B.A. in Philosophy from Clark University in 1964.

         BERTRAM E. WALLS, M.D. Dr. Walls has been one of our directors since March 2006. From April 2004 to the present, Dr. Walls has been the President of Phoenix Obstetrics/Gynecology, LLC, an Obstetrical and Gynecology Hospitalist women's health services company. From 2002 to 2006, Dr. Walls was the President and Chief Executive Officer of Plexus Consulting Group, LLC, a comprehensive healthcare and business solutions consulting and advisory company. From October 2000 to October 2001, Dr. Walls was the Chief Executive Officer of E&C Medical Intelligence, Inc., an international medical software company, and was responsible for development and operational infrastructure and marketing strategies for the U.S. division. Dr. Walls completed his B.S. at North Carolina A&T State University in Professional Biology, his M.D. at Duke University School of Medicine and his M.B.A. from Duke Fuqua School of Business.

                         BOARD AND COMMITTEE MATTERS AND
                          CORPORATE GOVERNANCE MATTERS

BOARD OF DIRECTORS

         Our board of directors currently consists of eight directors: John J. Hagenbuch (Chairman), Myron A. Wick III (Vice Chairman), James R. Gavin III, M.D., Ph.D., John F. Steel IV, Robert W. Anderson, M.D., Steven T. Frankel, Bradley A. Geier and Bertram E. Walls, M.D. During the fiscal year ended December 31, 2005 the board of directors held seven meetings and acted by unanimous written consent three times. Each director attended at least 75% of the aggregate of the total number of the meetings of the board of directors and the total number of meetings held by all committees of the board of directors on which he served during the director's term on the board or committee. We encourage all members of our board to attend our annual meeting of stockholders each year. All members of our board at the time attended our 2005 annual meeting of stockholders except for Dr. Gavin.

INDEPENDENCE OF THE BOARD OF DIRECTORS

         After review of all relevant transactions or relationships between each director, or any of his family members, and us, our senior management and our independent auditors, our board of directors has affirmatively determined that all of our directors, except for Dr. Gavin and Messrs. Hagenbuch, Wick and Steel, are independent directors within the meaning of the applicable American Stock Exchange listing standards.

EXECUTIVE SESSIONS

         The independent directors of the board meet at least annually in executive sessions outside the presence of non-independent directors and management.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Historically, we have not adopted a formal process for stockholder communications with our board of directors. Nevertheless, we have made reasonable efforts to ensure that the views of stockholders are heard by the board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our board's responsiveness to stockholder communications has been excellent.

INFORMATION REGARDING THE BOARD COMMITTEES AND MEETINGS

         During the fiscal year ended December 31, 2005, the board had four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Executive Committee. The current charters for the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Executive Committee are attached hereto as Annex A, Annex B, Annex C, and Annex D, respectively. The charters for all four board committees are also available via our company's website at HTTP://WWW.MICROISLET.COM/.

         AUDIT COMMITTEE. Our board of directors has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee oversees our corporate accounting and financial reporting processes. Among other functions, the Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; engages the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; confers with senior management and the independent registered public accounting firm regarding the adequacy and effectiveness of financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; reviews annually the Audit Committee's written charter and the committee's performance; reviews the financial statements to be included in our Annual Report on Form 10-KSB; and discusses with management and the independent registered public accounting firm the results of the annual audit and the results in our quarterly financial statements. The Audit Committee has the authority to retain special legal, accounting, or other advisors or consultants as it deems necessary or appropriate to carry out its duties.

         The Audit Committee, which as of the end of fiscal 2005 was composed of Mr. Frankel (Chair), Dr. Anderson and Dr. Gavin, met five times during fiscal 2005. In January 2006, Dr. Gavin resigned from the Audit Committee in connection with his appointment as our Interim President and Chief Executive Officer. The Audit Committee acts pursuant to the Audit Committee Charter adopted by the board of directors and attached as Annex A to this proxy statement.

         All members of the Audit Committee are independent directors (within the meaning of Section 121 of the American Stock Exchange Company Guide). The board of directors has determined that Steven T. Frankel is an "audit committee financial expert" as defined by Item 401(e) of Regulation S-B of the Exchange Act. The board of directors made this affirmative determination based upon his experience, training, and education. The board of directors further determined that Mr. Frankel is "independent" as that term is used in Item 7(d)(3)(iv) of
Schedule 14A of the Exchange Act. The board of directors has also determined that all members of the Audit Committee have the ability to read and understand fundamental financial statements, including our company's balance sheet, income statement, and cash flow statement.

         COMPENSATION COMMITTEE. The standing Compensation Committee is authorized to review and recommend to our board for approval the compensation and benefits for our officers and other employees, including, but not limited to, salary matters, incentive/bonus plans, stock-based compensation plans, investment programs, and insurance plans. The Compensation Committee also administers our 2000 Stock Option Plan and our 2005 Equity Incentive Plan, subject to ratification by our board of all grants made to executive officers or directors.

         The Compensation Committee, which as of the end of fiscal 2005 was composed of Mr. Frankel (Chair), Dr. Anderson, and Dr. Gavin, held four meetings during fiscal 2005, and acted once by unanimous written consent. In January 2006, Dr. Gavin resigned from the Compensation Committee in connection with his appointment as our Interim President and Chief Executive Officer. The Compensation Committee acts pursuant to the Compensation Committee Charter adopted by the board of directors and attached as Annex B to this proxy statement.

         All members of the Compensation Committee are independent directors (within the meaning of Section 121 of the American Stock Exchange Company Guide).

         NOMINATING AND GOVERNANCE COMMITTEE. The standing Nominating and Governance Committee is responsible for identifying, reviewing, and evaluating candidates to serve on the board of directors; reviewing and evaluating incumbent directors and the performance of the board; recommending to the board for selection candidates for election to the board of directors; making recommendations to the board regarding the membership of the committees of the board; assessing the performance of the board, including its committees; and developing a set of corporate governance principles for us.

         The Nominating and Governance Committee, which as of the end of fiscal 2005 was composed of Mr. Frankel (Chair), Dr. Anderson, and Mr. Geier, held two meetings during fiscal 2005 and acted once by unanimous written consent. The Nominating and Governance Committee acts pursuant to the Nominating and Governance Committee Charter adopted by the board of directors and attached as Annex C to this proxy statement.

         All members of the Nominating and Governance Committee are independent directors (within the meaning of Section 121 of the American Stock Exchange Company Guide).

         EXECUTIVE COMMITTEE. The standing Executive Committee is primarily responsible for overseeing and approving financing activities for us and our subsidiaries, and for managing and coordinating stockholder relations.

         The Executive Committee, which as of the end of fiscal 2005 was composed of Mr. Hagenbuch (Chair), Mr. Wick, and Dr. Gavin, held one meeting during fiscal 2005 and acted once by unanimous written consent. The Executive Committee acts pursuant to the Executive Committee Charter adopted by the board of directors and attached as Annex D to this proxy statement.

CONSIDERATION OF DIRECTOR NOMINEES

DIRECTOR QUALIFICATIONS

         The Nominating and Governance Committee believes that candidates for director should have certain minimum qualifications, including having the knowledge, capabilities, experience, and contacts that complement those currently existing within our company; ability and qualifications to provide our management with an expanded opportunity to explore ideas, concepts, and creative approaches to existing and future issues, and to guide management through the challenges and complexities of building a quality company; ability to meet contemporary public company board standards with respect to general governance; stewardship, depth of review, independence, financial ability, personal integrity, and responsibility to stockholders; genuine desire and availability to participate actively in the development of our future; and orientation toward maximizing stockholder value in realistic time frames. The committee also intends to consider for new board members such factors as ability to contribute strategically through relevant industry background and experience; strong current industry and scientific contacts; ability and willingness to introduce and open doors to executives of potential partners; independence from us and current board members; and a recognizable name that would add credibility and value to us and our stockholders. The committee may modify these qualifications from time to time.

EVALUATING NOMINEES FOR DIRECTOR

         The Nominating and Governance Committee reviews candidates for director nominees in the context of the current composition of the board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the committee currently considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of our board and our business, to maintain a balance of knowledge, experience, and capability. In the case of incumbent directors whose terms of office are set to expire, the committee reviews such directors' overall service to our company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the committee also determines whether the nominee must be independent, which determination is based upon applicable American Stock Exchange listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the board of directors. The committee meets to discuss and consider such candidates' qualifications and then selects a nominee for recommendation to the board by majority vote. To date, neither the Nominating and Governance Committee nor any predecessor to the committee has paid a fee to any third party to assist in the process of identifying or evaluating director candidates. To date, neither the Nominating and Governance Committee nor any predecessor to the committee has rejected a timely director nominee from a stockholder or stockholders holding more than 5% of the voting stock of our company.

STOCKHOLDER NOMINATIONS

         The Nominating and Governance Committee is responsible for establishing and overseeing a policy for considering stockholder nominees for directors. The committee has been following an interim policy through which any stockholder who wishes to recommend for the Nominating and Governance Committee's consideration a prospective nominee to serve on the board of directors may do so by giving the candidate's name and qualifications in writing to our Chairman of the Board at the following address: 6370 Nancy Ridge Road, Suite 112, San Diego, California 92121. The Committee applies the same guidelines to stockholder nominees as applied to nominees from other sources.

         Since our 2005 annual meeting of stockholders, our board has elected Bertram E. Walls, M.D. to our board to fill a newly-created vacancy, based upon the recommendations of our Nominating and Governance Committee. Dr. Walls was initially recommended by James R. Gavin III, M.D., Ph.D., our President and Chief Executive Officer and a director.

CODE OF ETHICS

         We have adopted a "Code of Business Conduct and Ethics", a code of ethics that applies to all employees, executive officers, and directors. A copy of the Code of Business Conduct and Ethics is posted on our Internet site at www.microislet.com. In the event we make any amendments to, or grant any waiver of, a provision of the Code of Business Conduct and Ethics that applies to the principal executive officer, principal financial officer, or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefore on a Form 8-K or on our next periodic report.

                          REPORT OF THE AUDIT COMMITTEE

         INTRODUCTORY NOTE: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such statutes.

         The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2005.

         The Audit Committee has reviewed and discussed with management the audited financial statements of MicroIslet, Inc. The Audit Committee has discussed with Deloitte & Touche LLP, our independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, which relates to the accounting firm's independence from us, and has discussed with Deloitte & Touche LLP their independence from us.

         The Audit Committee acts pursuant to the Audit Committee Charter adopted by the board of directors. Each of the members of the Audit Committee qualifies as an independent director under the current listing standards of the American Stock Exchange. The Charter of the Audit Committee is attached as Annex A to this proxy statement.

         Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

         AUDIT COMMITTEE
         Steven T. Frankel (Chairman)
         Robert W. Anderson, M.D.
         Bradley A. Geier

                                   PROPOSAL 2
               RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

         The Audit Committee has selected Deloitte & Touche LLP as our principal independent registered public accounting firm for the fiscal year ending December 31, 2005 and has further directed that management submit the selection of this independent registered public accounting firm for ratification by our stockholders at the annual meeting. Deloitte & Touche LLP has audited our financial statements since 2002. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

         Stockholder ratification of the selection of Deloitte & Touche LLP as our principal independent registered public accounting firm is not required by our bylaws or otherwise. However, we are submitting the selection of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate governance. If our stockholders fail to ratify the selection, the Audit Committee will consider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different principal independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of us and our stockholders.

         The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm will be approved if the number of votes present in person or represented by proxy cast in favor of the ratification exceeds the number of votes present in person or represented by proxy cast in opposition to the ratification. For purposes of this ratification, abstentions and broker non-votes will not have any effect on the outcome.

         None of our directors or executive officers has any financial or other personal interest in the matters described in this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

PRINCIPAL ACCOUNTANT AUDIT FEES AND SERVICES FEES

         The following table summarizes the aggregate fees billed to our company by Deloitte & Touche LLP, our principal independent registered public accounting firm, for the audit of our annual financial statements for the years ended December 31, 2005 and December 31, 2004 and fees billed for other services rendered by Deloitte & Touche LLP during those periods.

TYPE OF FEE                                  2005                    2004
------------------------------             ----------            ----------
Audit Fees (1)                             $  321,200            $   97,900

Audit-Related Fees (2)                         13,500                 8,300

Tax Fees (3)                                    9,700                 8,500
                                           ----------            ----------
Total                                      $  344,400            $  114,700
                                           ==========            ==========

(1) Audit Fees include aggregate fees and expenses for professional services rendered in connection with the audit of our annual financial statements for those years, reviews of the financial statements included in each of our quarterly reports on Form 10-QSB during those years and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit fees for 2005 also include fees incurred in connection with the restatement of our financial statements for the fiscal year ended December 31, 2004, and with the restatement of our unaudited financial statements for the quarter ended March 31, 2005.

(2) Audit Related Fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees". The services for both periods consisted of work related to registration statements.
(3) Tax Fees include the fees billed for professional services for tax compliance, tax advice, and tax planning. The services for both periods included the preparation and filing of our federal and state tax returns.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

         All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the firm's independence. The Audit Committee pre-approves the annual engagement of our principal independent registered public accounting firm, including the performance of the annual audit and quarterly reviews for the subsequent fiscal year, and pre-approves specific engagements for tax services performed by such firm. The Audit Committee has also established pre-approval policies and procedures for certain enumerated audit and audit related services performed pursuant to the annual engagement agreement with such firm, including: such firm's attendance at and participation at board and committee meetings; services associated with SEC registration statements approved by the board of directors; review of periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings, such as comfort letters and consents; assistance in responding to any SEC comments letters; and consultations with such firm as to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Public Company Accounting Oversight Board (PCAOB), Financial Accounting Standards Board (FASB), or other regulatory or standard-setting bodies. In addition, the Audit Committee has authorized the chair of the committee to pre-approve audit and non-audit services to be provided by our principal independent registered public accounting firm (to the extent these services are not subject to the pre-approval policies and procedures specified above), on a case-by-case basis. However, the full committee must approve the fees and expenses for these services if they would exceed $25,000 per engagement. The Audit Committee is informed of each service performed pursuant to its pre-approval policies and procedures.

         The Audit Committee has considered the role of Deloitte & Touche LLP in providing services to us for the fiscal year ended December 31, 2005 and has concluded that such services are compatible with such firm's independence.

                                   PROPOSAL 3
                            APPROVAL OF AMENDMENTS TO
                 THE MICROISLET, INC. 2005 EQUITY INCENTIVE PLAN

         In October 2006, the Board approved amendments to our 2005 Equity Incentive Plan, which we refer to as the 2005 Plan, in the form attached hereto as Annex E, certain provisions of which are subject to stockholder approval. Stockholders are being asked to approve an increase the plan reserve by 1,000,000 shares and to confirm that no awardee may be granted awards within any calendar year under the 2005 Plan for more than 500,000 shares, except that in connection with his or her initial service, an awardee may be granted awards covering up to an additional 2,000,000 shares.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

The essential features of the 2005 Plan are outlined below:

         GENERAL. Our board of directors adopted our 2005 Equity Incentive Plan on June 16, 2005 and our company's stockholders approved it on November 17, 2005.

         BACKGROUND AND PURPOSE OF THE 2005 PLAN. The purpose of the 2005 Plan is to encourage ownership in our company by key personnel, whose long-term service is considered essential to our continued progress, thereby linking these employees directly to stockholder interests through increased stock ownership.

         As of October 6, 2006, 1,947,000 shares had been issued under the 2005 Plan, and options to purchase approximately 1,940,000 shares at exercise prices ranging from $1.67 to $2.20 per share were outstanding. Excluding the increase of 1,000,000 shares for which stockholder approval is being sought pursuant to this Proposal 3, approximately 1,416,454 shares were available for future grant under the 2005 Plan.

         ELIGIBLE PARTICIPANTS. Awards under the 2005 Plan may be granted to any of our employees, directors, or consultants or those of our affiliates. As of October 6, 2006, there were approximately 25 full-time employees, six non-employee directors, and six consultants who would be eligible to participate. An incentive stock option may be granted under the 2005 Plan only to a person who, at the time of the grant, is an employee of us or a related corporation.

         NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE 2005 PLAN. The original initial reserve for the 2005 Plan was a maximum of 7,471,339 shares, which maximum included a total of 2,000,000 new shares of our common stock, plus up to 5,471,339 shares that were, upon board approval of the 2005 Plan, available under our Amended and Restated 2000 Stock Option Plan, which we refer to as the 2000 Plan, or were subject to then outstanding options under the 2000 Plan. These 2000 Plan shares were included in the maximum reserve because the 2000 Plan was terminated with respect to the availability of future option grants after approval of the 2005 Plan by the stockholders. The actual reserve under the 2005 Plan currently consists of the 2,000,000 new shares, shares of our common stock available for issuance under the 2000 Plan as of the date of approval of the 2005 Plan by the stockholders, and shares of our common stock that are issuable upon exercise of options granted pursuant to the 2000 Plan that expire or become unexercisable for any reason without having been exercised in full after approval by the stockholders of the 2005 Plan. The effect of establishing a pool of this nature was to merge into the 2005 Plan any shares available or which would otherwise in the future become available under the 2000 Plan.

         As of October 6, 2006, options that were outstanding under the 2000 Plan at the original board approval date have been exercised for a total of approximately 1,386,805 shares, so the present plan reserve at October 6, 2006 is approximately 6,084,534 shares. Assuming no further exercises of options under the 2000 Plan, this reserve would increase to 7,084,534 if the stockholders approve the amendments to the 2000 Plan. If currently outstanding options granted under the 2000 Plan are exercised, the present reserve will decrease on a share for share basis with such exercises. If options granted under the 2005 Plan or the 2000 Plan expire, are cancelled or otherwise terminate without being exercised, the shares of our common stock subject to such expired, cancelled or terminated options will then be available for grant under the 2005 Plan (and are included in the present plan reserve stated above).

         Also, in the event of any change in the outstanding common stock from any stock split, stock dividend, reorganization, or other change in our capital structure, the number of shares available under the 2005 Plan, the per awardee and incentive stock option limitations, the number, kind, and class of shares covered by each outstanding award, the price per share (but not the total price) subject to each outstanding award, and any other affected terms of outstanding awards, will be proportionally adjusted to prevent dilution or enlargement of rights under the 2005 Plan.

         The maximum aggregate number of shares that may be issued under the 2005 Plan through the exercise of incentive stock options is 7,471,339.

         ADMINISTRATION OF THE PLAN. The 2005 Plan is administered by the Compensation Committee, which we refer to in this section as the Committee, subject to a requirement that all awards granted to executive officers and directors be submitted to the full board for ratification. In the case of awards intended to qualify as "performance-based compensation" within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, which we refer to as the Code, the Committee will consist of two or more "outside directors" within the meaning of Section 162(m) of the Code. Under the 2005 Plan the administrator has the power to determine the terms of the awards, including the exercise price, the number of shares subject to each award, the exercisability of the awards and the form of consideration payable upon exercise. The administrator also has the power to implement an award transfer program, whereby awards may be transferred to a financial institution or other person or entity selected by the administrator, and an exchange program whereby outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have lower exercise prices and different terms). Except to the extent prohibited by any applicable law, the Committee may delegate to one or more individuals the day-to-day administration of the 2005 Plan.

AWARD TYPES

         OPTIONS. A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. The exercise price of options granted under the 2005 Plan must be at least equal to the fair market value of our common stock on the date of grant. In addition the exercise price for any incentive stock option granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of our common stock on the date of grant.

         Unless the administrator determines to use another method, the fair market value of our common stock on the date of grant will be determined as the closing price for our common stock on the date the option is granted (or if no sales are reported that day, the last preceding day on which a sale occurred), using a reporting source selected by the administrator. As of October 6, 2006, the closing price on the American Stock Exchange for our common stock was $1.74 per share. The administrator determines the acceptable form of consideration for exercising an option, including the method of payment, either through the terms of the option agreement or at the time of exercise of an option.

         An option granted under the 2005 Plan generally cannot be exercised until it becomes vested. The administrator establishes the vesting schedule of each option at the time of grant and the option will expire at the times established by the administrator. After termination of service by one of our employees, directors, or consultants, he or she may exercise his or her option for the period of time stated in the option agreement, to the extent the option is vested on the date of termination. If termination is due to death or disability, the option generally will remain exercisable for 12 months following such termination. In all other cases, the option generally will remain exercisable for three months. However, an option may never be exercised later than the expiration of its term. The term of any stock option may not exceed ten years, except that with respect to any participant who owns 10% or more of the voting power of all classes of our outstanding capital stock, the term for incentive stock options must not exceed five years.

         STOCK AWARDS. Stock awards are awards or issuances of shares of our common stock that vest in accordance with terms and conditions established by the administrator. Stock awards include stock units, which are bookkeeping entries representing an amount equivalent to the fair market value of a share of common stock, payable in cash, property or other shares of stock. The administrator may determine the number of shares to be granted and impose whatever conditions to vesting it determines to be appropriate, including performance criteria and level of achievement versus the criteria that the administrator determines. The criteria may be based on financial performance, personal performance evaluations, and completion of service by the participant. Unless the administrator determines otherwise shares that do not vest typically will be subject to forfeiture or to our right of repurchase, which we may exercise upon the voluntary or involuntary termination of the awardee's service with us for any reason, including death or disability.

         In the case of stock awards intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the measures established by the administrator must be qualifying performance criteria. Qualifying performance criteria include any of the following performance criteria, individually or in combination:

    o    cash flow
    o earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings)
    o    earnings per share
    o    growth in earnings or earnings per share
    o    stock price
    o    return on equity or average stockholders' equity
    o    total stockholder return
    o    return on capital
    o    return on assets or net assets
    o    return on investment
    o    revenue
    o    income or net income
    o    operating income or net operating income
    o    operating profit or net operating profit
    o    operating margin
    o    return on operating revenue
    o    market share
    o    contract awards or backlog
    o    overhead or other expense reduction
    o growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index
    o    credit rating
    o    strategic plan development and implementation
    o    improvement in workforce diversity
    o    EBITDA
    o    any other similar criteria

         Qualifying performance criteria may be applied either to us as a whole or to a business unit, affiliate or business segment, individually or in any combination. Qualifying performance criteria may be measured either annually or cumulatively over a period of years, and may be measured on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the administrator in writing in the award.

            STOCK APPRECIATION RIGHTS. A stock appreciation right is the right to receive the appreciation in the fair market value of our common stock in an amount equal to the difference between (a) the fair market value of a share of our common stock on the date of exercise, and (b) the exercise price. This amount will be paid in shares of our common stock with equivalent value. The exercise price must be at least equal to the fair market value of our common stock on the date of grant. Subject to these limitations the administrator determines the exercise price, term, vesting schedule, and other terms and conditions of stock appreciation rights; however, stock appreciation rights terminate under the same rules that apply to stock options.

            CASH AWARDS. Cash awards are awards that confer upon the participant the opportunity to earn future cash payments tied to the level of achievement with respect to one or more performance criteria established by the administrator for a performance period. The administrator will establish the performance criteria and level of achievement versus these criteria, which will determine the target and the minimum and maximum amount payable under a cash award. In the case of cash awards intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the maximum amount payable under the 2005 Plan to any participant in a fiscal year may not exceed $500,000. The criteria may be based on financial performance and/or personal performance evaluations. In the case of cash awards intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the measures established by the administrator must be specified in writing.

MISCELLANEOUS

         TRANSFERABILITY OF AWARDS. Unless the administrator determines otherwise, the 2005 Plan does not allow for the transfer of awards other than by beneficiary designation, will, or by the laws of descent or distribution and only the participant may exercise an award during his or her lifetime.

         ADJUSTMENTS UPON MERGER OF CHANGE IN CONTROL. The 2005 Plan provides that in the event of a merger with or into another corporation or our "change in control," including the sale of all or substantially all of our assets, and certain other events, our board or the Committee may, in its discretion, provide for the assumption or substitution of, or adjustment to, each outstanding award, accelerate the vesting of options and stock appreciation rights, and terminate any restrictions on stock awards or cash awards or provide for the cancellation of awards in exchange for a cash payment to the participant.

         AMENDMENT AND TERMINATION OF THE 2005 PLAN. The administrator may amend the 2005 Plan or may terminate it at any time, but any amendment is subject to the approval of our stockholders in the manner and to the extent required by applicable law, rules, or regulations. However, no action by the administrator or our stockholders may alter or impair any option or other type of award under the 2005 Plan, unless mutually agreed otherwise between the holder of the award and the administrator. The 2005 Plan will continue in effect for a term of ten years, unless terminated earlier in accordance with the provisions of the 2005 Plan.

CERTAIN FEDERAL INCOME TAX INFORMATION

         THE FOLLOWING IS A GENERAL SUMMARY AS OF THIS DATE OF THE FEDERAL INCOME TAX CONSEQUENCES TO US AND TO U.S. PARTICIPANTS FOR AWARDS GRANTED UNDER THE 2005 PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. TAX CONSEQUENCES FOR ANY PARTICULAR INDIVIDUAL MAY BE DIFFERENT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS NON-U.S., STATE OR LOCAL TAX CONSEQUENCES, FEDERAL AND STATE ESTATE, INHERITANCE AND GIFT TAXES, OR GUIDANCE THAT MAY BE ISSUED BY THE DEPARTMENT OF TREASURY UNDER
SECTION 409A OF THE CODE.

         INCENTIVE STOCK OPTIONS. For federal income tax purposes, the grant of an incentive stock option results in no federal income tax consequences to the holder or to our company. If such person retains the common stock for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain. Our company is not entitled to any deduction under these circumstances. A participant who disposes of shares acquired by exercise of an incentive stock option prior to the expiration of two years after the option is granted or one year after the option is exercised (referred to as a "disqualifying disposition") will realize ordinary income as of the exercise date equal to the difference between the exercise price and fair market value of the share on the exercise date. In the year of the disqualifying disposition, we are entitled to a deduction equal to the amount of ordinary income recognized by the holder. Any additional gain or loss recognized by the holder upon any later disposition of the shares would be capital gain or loss.

         The "spread" under an incentive stock option - i.e., the difference between the fair market value of the shares at exercise and the exercise price - is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If the holder's alternative minimum tax liability exceeds such holder's regular income tax liability, the holder will owe the larger amount. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the holder must sell the shares within the same calendar year in which the incentive stock options were exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

         In the event an incentive stock option is amended, such option may be considered deferred compensation and subject to the rules of new Section 409A of the Code, which provides rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently, the application of the additional tax and penalties and interest is unclear. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonstatutory stock option.

         NONSTATUTORY STOCK OPTIONS. A participant who receives a nonstatutory stock option with an exercise price equal to or greater than the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of our company is subject to tax withholding by us.

         In the event a nonstatutory stock option is amended, such option may be considered deferred compensation and subject to the rules of new Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently the application of the additional tax and penalties and interest is unclear.

         STOCK AWARDS. Stock awards will generally be taxed in the same manner as nonstatutory stock options. However, a restricted stock award is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to us. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code.

         The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by us. If the stock award consists of stock units, no taxable income is reportable when stock units are granted to a participant or upon vesting. Upon settlement, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the stock units.

         STOCK APPRECIATION RIGHTS. No taxable income is reportable when a stock appreciation right with an exercise price equal to or greater than the fair market value of the stock on the date of grant which is exercisable only for stock is granted to a participant or upon vesting. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares received. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual. Any additional gain or loss recognized by the participant upon any later disposition of the shares would be capital gain or loss.

         A stock appreciation right can be considered non-qualified deferred compensation and subject to the new Section 409A of the Code. A stock appreciation right that does not meet the requirements of Section 409A of the Code will result in an additional 20% tax obligation, plus penalties and interest to such recipient. Currently, the application of the additional tax, penalties and interest is unclear.

         DIVIDEND EQUIVALENTS. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code.

         CASH AWARDS. Upon receipt of cash, the recipient will have taxable ordinary income, in the year of receipt, equal to the cash received. Any cash received will be subject to tax withholding by us, and we will be entitled to a tax deduction at that time.

         TAX EFFECT FOR US. Unless limited by Section 162(m) of the Code, we generally will be entitled to a tax deduction in connection with an award under the 2005 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a stock option).

         SECTION 162(M) LIMITS. Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to each of our five most highly paid executive officers. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. The 2005 Plan is qualified such that awards under the Plan may constitute performance-based compensation not subject to Section 162(m) of the Code. One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the 2005 Plan provides that the maximum number of shares for which awards may be made to any awardee in any calendar year is 500,000, except that in connection with his or her initial service, an awardee may be granted awards covering up to an additional 2,000,000 shares. The maximum amount payable pursuant to that portion of a cash award granted under the 2005 Plan for any fiscal year to any employee that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code may not exceed $500,000.

         SECTION 409A OF THE CODE. The 2005 Plan provides that it is the intent of our company that all awards granted under the 2005 Plan will not cause an imposition of additional taxes provided by Section 409A of the Code, and that the 2005 Plan should be administered so that such taxes are not imposed.

NEW PLAN BENEFITS

         We have no current plans, proposals or arrangements to grant any awards from the additional shares proposed for approval under the 2005 Plan.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information as of December 31, 2005:

                                                                                              NUMBER OF SECURITIES
                                                                                             REMAINING AVAILABLE FOR
                                                                                              FUTURE ISSUANCE UNDER
                                         NUMBER OF SECURITIES TO      WEIGHTED-AVERAGE         EQUITY COMPENSATION
                                         BE ISSUED UPON EXERCISE      EXERCISE PRICE OF         PLANS (EXCLUDING
                                         OF OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,     SECURITIES REFLECTED IN
            PLAN CATEGORY                 WARRANTS, AND RIGHTS      WARRANTS, AND RIGHTS           COLUMN (A))
            -------------                 --------------------      --------------------           -----------
                                                    (a)                      (b)                       (c)
Equity compensation plans approved by
security holders (1)                           4,205,479  (2)               $1.12                   3,265,760

Equity compensation plans not
approved by security holders                   3,398,421  (3)               $4.20                          --
                                               ---------                                            ---------

Total                                          7,603,900                    $2.50                   3,265,760
                                               =========                                            =========

(1) At December 31, 2005, we had two equity incentive plans under which equity securities are or have been authorized for issuance to our employees, consultants or directors -- our 2005 Equity Incentive Plan and our 2000 Stock Option Plan. Our board of directors adopted our 2005 Equity Incentive Plan in June 2005 and our stockholders approved it in November 2005. Our board of directors adopted and our stockholders approved the MicroIslet of Delaware 2000 Stock Option Plan in May 2002. All options granted by MicroIslet of Delaware prior to our acquisition of MicroIslet of Delaware were assumed by us and those options became exercisable for shares of our common stock.
(2) Options representing 2,705,124 shares of common stock granted pursuant to the 2000 Stock Option Plan were assumed by us pursuant to our acquisition of MicroIslet of Delaware. Of those, options representing 2,695,124 shares remain outstanding.
(3) Consists of individual stock options and warrant grants to employees, directors, consultants, and advisors. Options representing 50,000 shares of common stock were granted outside of the 2000 Stock Option Plan to directors Robert W. Anderson, James R. Gavin III, M.D., Ph.D., and Steven
       T. Frankel in November 2003. Options representing those 150,000 shares remain outstanding. In addition options representing a total of 460,000 shares of common stock were granted outside of the 2000 Stock Option Plan to five individuals in 2003 and 2004, none of whom is an officer or director of ours. Of those, options representing 460,000 shares remain outstanding. Warrants representing 1,500,000 shares of our common stock in the aggregate were granted to Donald Saunders, Thomas K. Russell, and Mark C. Russell for services in connection with the merger of MicroIslet of Delaware and us in April 2002. Of those, warrants representing 1,500,000 shares remain outstanding. Options representing 140,649 shares of common stock granted outside of the 2000 Stock Option Plan were assumed by us pursuant to our acquisition of MicroIslet of Delaware. Of those, options representing 140,649 shares remain outstanding. Warrants representing 738,038 shares in the aggregate were granted in 2004 to finders in consideration of services rendered in connection with our March 2004 private placement. Of those, warrants representing 578,038 shares remain outstanding. Warrants representing 638,334 shares in the aggregate were granted in 2004 to investor relations consulting firms in consideration of investor relations services rendered. Of those, warrants representing 478,334 shares remain outstanding. Warrants representing 91,400 shares in the aggregate were granted in 2005 to finders in consideration of services rendered in connection with our December 2005 private placement, all of which remain outstanding.

                                   MANAGEMENT

         Set forth below is information regarding our executive officers and significant employees. All executive officers serve at the pleasure of the board of directors.

NAME                                    AGE           POSITION

EXECUTIVE OFFICERS:

James R. Gavin III, M.D., Ph.D.*        60            President and Chief Executive Officer

Kevin A. Hainley                        49            Interim Chief Financial Officer

SIGNIFICANT EMPLOYEES:

John F. Steel IV                        48            Director of Corporate Development

Mayank Patel                            37            Senior Director of Operations

Jain Krotz, Ph.D.                       44            Director of Delivery Sciences

Ingrid Stuiver, Ph.D.                   45            Director of Research

Noushin Dunkelman                       41            Senior Director of Cell Process Development

* Biographical information about James R. Gavin III, M.D., Ph.D., is set forth under Proposal 1 above.

         KEVIN A. HAINLEY. Mr. Hainley joined us as our Interim Chief Financial Officer on January 18, 2006. Mr. Hainley became an associate with Resources Global Professionals in 2004. From 1996 to 2003, he was Chief Financial Officer and Secretary of Ontro, Inc., a publicly traded company in research and development. Mr. Hainley has a B.A. in Communications from the University of Portland and an M.B.A. from Portland State University.

         JOHN F. STEEL IV. Mr. Steel joined us in April 2002 as Chairman of the Board of Directors and Chief Executive Officer. In January 2006, Mr. Steel resigned as our Chairman and Chief Executive Officer and was appointed our Director of Corporate Development, a non-executive position. He is currently a director of our company, but is not standing for re-election. In January 1998, Mr. Steel founded MicroIslet of Delaware, Inc., a company acquired by us that is now our wholly owned subsidiary, and has served as its Chairman and Chief Executive Officer from September 1998 to April 2002. Mr. Steel also served as a director of DiaSense, Inc. from January 4, 2001 to April 2, 2002. From January 1996 to December 1997, Mr. Steel was Chief Executive Officer of AKESIS Pharmaceuticals, Inc., a company that developed a patented treatment for insulin resistance for Type II diabetes. Mr. Steel continues to serve as a director of AKESIS Pharmaceuticals, Inc. (OTCBB:AKES), which became a public company in December 2004 through a merger with Liberty Mint, Ltd. From January 1987 to June 1990, Mr. Steel served as the Vice President of Defined Benefit Inc., a company he founded in 1986 that provided financial services to health care professionals. From 1989 to 1994, Mr. Steel consulted to several public and private companies on business issues related to distribution of goods, services, and finances through Steel Management. Mr. Steel received his M.B.A. degree with an emphasis in finance from the University of Southern California and a Bachelor of Arts degree from Dartmouth College.

         MAYANK PATEL. Mr. Patel joined us in April 2002 and was the Director of Engineering and Manufacturing at MicroIslet of Delaware from December 2000 to April 2002. From December 1998 to December 2000, he was a senior process engineer at Sequenom Inc., where he was responsible for consumable product design, product validation, and development of manufacturing equipment for silicon-based DNA chips. Prior to that, he worked at SkyePharma PLC (formerly DepoTech) from May 1995 to January 1999 where he was a senior engineer, responsible for the design and commissioning of an FDA approved pharmaceutical production system. From April 1993 to May 1995, he was the Manufacturing Associate at Regeneron Pharmaceuticals, where he performed large-scale development and GMP production of clinical protein products. Mr. Patel received his M.B.A. in Operations Management and his B.S. in Chemical Engineering from Rutgers University.

         JAIN KROTZ, PH.D. Dr. Krotz joined us in September 2004 with over 10 years experience in commercial research and development of implantable devices and in-vitro diagnostic products. Prior to joining us, she lead the development of platforms for microelectronic DNA arrays at Nanogen, Inc. from 1998 to 2004. From 1995 to 1998 she was with Medical Research Group, LLC, developing implantable glucose sensors. Dr. Krotz received her Ph.D. in Polymer Chemistry from the Indian Institute of Technology.

         INGRID STUIVER, PH.D. Dr. Stuiver joined us in April 2002 and was the Director of Research at MicroIslet of Delaware from March 2001 to April 2002. Before joining MicroIslet of Delaware, Dr. Stuiver was the Assistant Director of Clinical Research and Research Scientist at Maxia Pharmaceuticals from June 1998 to March 2001. From December 1993 to January 1998, Dr. Stuiver was a Sr. Research Associate/Postdoctoral Fellow at The Scripps Research Institute and studied adhesion receptors in cancer, hemostasis, thrombosis, and the central nervous system. Dr. Stuiver received her Ph.D. in Molecular and Cellular Biology from the University of Arizona and her B.A. in Biochemistry and Cell Biology from the University of California, San Diego.

         NOUSHIN DUNKELMAN. Mrs. Dunkelman joined us in June 2004 with over 15 years experience in research, bio-process engineering and product development of cell-based products. As the Sr. Director Process Development at Forest Life Sciences, she led the development of activated Th1 cells for treatment of renal cell carcinoma. From 2000 to 2002, she was the Director of Product and Process Development at MorphoGen Pharmaceuticals, where she managed the research and product development for pluripotent stem cells for treatment of diabetes, skeletal, and neurodegenerative disease. From 1992 to 2000, she was a Research Scientist at Advanced Tissue Sciences, where she was the project leader responsible for bioreactor design from R&D concept to pre-clinical stage for cartilage product manufacturing. She also led the design and development of a bioreactor system for vascular graft production. Mrs. Dunkelman received her B.S. in Bioengineering from the University of California, San Diego.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of our company's common stock as of September 5, 2006 by: (i) each director and nominee for director; (ii) each person who is known to us to be the beneficial owner of more than five percent of our outstanding common stock;
(iii) each of our executive officers named in the Summary Compensation Table set forth below; and (iv) all our executive officers and directors as a group. Except as otherwise indicated in the footnotes, all information with respect to share ownership and voting and investment power has been furnished to us by the persons listed. Except as otherwise indicated in the footnotes, each person listed has sole voting power with respect to the shares shown as beneficially owned.

                                                                          NUMBER OF SHARES              PERCENT OF
       NAME AND ADDRESS OF BENEFICIAL OWNER(1)                           BENEFICIALLY OWNED(2)            CLASS(2)

John F. Steel IV                                                             8,954,084  (3)                18.5  %

Richard Schoninger                                                           3,324,183  (4)                 6.9  %
667 Madison Avenue
New York, NY 10021

Don and Bonnie Saunders Family Trust                                         2,588,497  (5)                 5.3  %
900 E. Desert Inn Road, Apt. 521
Las Vegas, NV 89109

John J. Hagenbuch                                                            3,834,852  (6)                 7.9  %

Hartoun Hartounian, Ph.D.                                                      162,510  (7)(11)               *

William G. Kachioff                                                            262,600  (7)(12)               *

Robert W. Anderson, M.D.                                                       190,648  (7)                   *

Steven T. Frankel                                                              144,000  (7)                   *

James R. Gavin III, M.D., Ph.D.                                                628,148  (7)                 1.3  %

Myron A. Wick III                                                              752,995  (8)                 1.6  %

Bradley A. Geier                                                               150,000  (9)                   *

Bertram E. Walls, M.D.                                                               0                        *

All current executive officers and directors as a                           14,657,727  (10)               29.5  %
group (9 in number)

* Less than one percent.

(1) Except as otherwise indicated, the address for each beneficial owner is 6370 Nancy Ridge Drive, Suite 112, San Diego, CA 92121.
(2) Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 48,429,311 shares outstanding on September 5, 2006, adjusted as required by SEC rules.
(3) Excludes 10,000 shares held by Mr. Steel's daughter. Mr. Steel disclaims beneficial ownership of such shares, as he does not have voting or investment control over such shares.
(4) Includes 3,000 shares held by Mr. Schoninger's son, for which Mr. Schoninger may be deemed to share voting and investment control with the son's mother.

(5) Don and Bonnie Saunders are the trustees of the Don and Bonnie Saunders Family Trust, and share voting and investment power over the 1,941,129 shares held by such trust. Also includes 647,368 shares held by Mr. Saunders and his wife as trustees of an irrevocable trust for which Mr. and Mrs. Saunders share voting and investment power. Excludes 850,000 shares subject to a warrant with an exercise price of $6.00 per share and 425,000 shares subject to a warrant with an exercise price of $12.00 per share, as these warrants are substantially out of the money. If and when Mr. and Mrs. Saunders determine to sell any of the 2,588,497 shares beneficially owned by them, or Mr. Saunders determines to sell any of the 1,275,000 shares subject to the warrants, they may do so only pursuant to a registration statement covering such resales. The ownership information for the Don and Bonnie Saunders Family Trust in this table is based solely on information provided by Mr. Saunders in March 2004 and certain updated information provided by our transfer agent.
(6) Includes 1,758,772 shares held by Jackson St. Partners; 1,637,200 shares held by a trust affiliated with Mr. Hagenbuch; and 10,000 shares held by Mr. Hagenbuch's minor children, for which Mr. Hagenbuch may be deemed to share voting and investment control with his spouse. Mr. Hagenbuch's spouse is the sister of John F. Steel IV. Also includes 428,880 shares subject to immediately exercisable warrants issued to a trust affiliated with Mr. Hagenbuch.
(7) For each person, the shares shown represent shares that are issuable upon exercise of options exercisable within 60 days of September 5, 2006.
(8) Mr. Wick joined our Board of Directors in July 2004 and currently serves as the Vice Chairman of our Board. His beneficial ownership includes (a) 240,781 shares and 19,231 shares subject to warrants beneficially owned by D-W Investments LLC, over which Mr. Wick shares voting and investment control with James W. DeYoung, Walter D. Wick, Penelope W. DeYoung and Wendy W. Chase, and (b) 75,000 shares that are issuable upon exercise of an option held by Mr. Wick that is exercisable within 60 days of September 5, 2006.
(9) Includes 100,000 shares held by a trust affiliated with Mr. Geier, and 50,000 shares issuable upon exercise of options exercisable within 60 days of September 5, 2006.
(10) Includes 1,304,249 shares issuable upon exercise of options and warrants exercisable within 60 days of September 5, 2006. Excludes 50,000 shares of common stock held by Ms. Denise Sunseri, an affiliate of our Interim Chief Financial Officer, Kevin A. Hainley. Mr. Hainley disclaims beneficial ownership of such shares.
(11) Hartoun Hartounian, Ph.D. resigned as our President and Chief Operating Officer and a director effective in February 2006.
(12) William G. Kachioff resigned as our Vice President, Finance and Chief Financial Officer effective in January 2006.

       We are aware of no arrangements which may result in a change of control of MicroIslet.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Myron A. Wick III joined our Board of Directors in July 2004 and currently serves as the Vice Chairman of our Board. In March 2004, we sold to D-W Investments LLC 38,461 shares of common stock at a purchase price of $1.30 per share. In connection with the financing we also issued to the investor a five-year warrant to purchase 19,231 shares of common stock at $1.00 per share. Mr. Wick shares voting and investment control over securities held by D-W Investments. In March 2004, we also issued 89,231 shares of common stock and a warrant to purchase 89,231 shares of common stock to Mr. Wick for placement agent services received in connection with the financing. The warrant had an exercise price of $1.30 per share and expired on March 16, 2006. Mr. Wick exercised his warrant on March 16, 2006. In August 2006, we also sold, at a purchase price of $1.67 per share, 89,820 shares of common stock to D-W Investments and 239,521 shares of common stock to Mr. Wick. In connection with this financing we also issued warrants with an exercise price of $1.67 per share, which are exercisable from February 3, 2007 until August 3, 2011, to D-W Investments to purchase 49,401 shares of common stock and to Mr. Wick to purchase 131,737 shares of common stock.

         Our wholly owned subsidiary, MicroIslet of Delaware, and John F. Steel IV, our former Chairman and Chief Executive Officer, were named as defendants in a lawsuit brought in the Superior Court of California, County of Orange, by Donald Gallego. We were obligated under our articles of incorporation, and MicroIslet of Delaware was obligated under its bylaws, to advance expenses to Mr. Steel for his defense of this lawsuit. From November 2004 to March 2006, we paid an aggregate of $190,000 in legal fees incurred by Mr. Steel in defense this action.

         In June 2006, a trust affiliated with John J. Hagenbuch partially exercised an outstanding warrant and purchased 300,000 shares of common stock at the warrant exercise price of $1.00 per share. In October 2006, the trust executed the warrant for the remaining 228,880 shares. The warrant was initially issued in October 2003 and had an expiration date of October 2006.

         In August 2006, we sold, at a purchase price of $1.67 per share, 50,000 shares of common stock to an affiliate of our Interim Chief Financial Officer, Kevin A. Hainley. In connection with this financing, we also issued to the affiliate a warrant with an exercise price of $1.67 per share, which is exercisable from February 3, 2007 until August 3, 2011, to purchase 27,500 shares of common stock.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a class of our securities registered under
Section 12 of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

         Based solely on a review of copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2005, we believe that all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis with the SEC, except as follows. Bradley A. Geier failed to file timely one Form 4 reporting one transaction, an option grant.


                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

         Our non-employee directors are entitled to a retainer of $1,500 each month, which has been increased to $2,000 per month effective November 2006. During the fiscal year ended December 31, 2005, we paid $18,000 to James R. Gavin III, M.D., Ph.D.; $18,000 to Robert W. Anderson, M.D.; $18,000 to Steven
T. Frankel; $16,500 to Cynthia Tsai (a former director); $18,000 to Myron A. Wick III; and $12,000 to Bradley A. Geier. Mr. Hagenbuch waived director's fees during 2005.

         In September 2005, Mr. Geier received a non-qualified option to purchase 100,000 shares of common stock at an exercise price of $2.35 per share. The option was vested as to 1/9 of the shares on the date of grant and the remainder of the shares vest in equal monthly installments until April 2008. As a result of the conclusion of Mr. Geier's term upon the annual meeting, the option will cease vesting, and will remain exercisable for three months after the date of the annual meeting. In October 2006, Dr. Walls received a non-qualified option to purchase 100,000 shares of common stock at an exercise price of $1.67 per share. The option was vested as to 1/6 of the shares on the date of grant and the remainder of the shares vest in equal monthly installments until the option will be fully vested in March 2009. The option expires ten years after the date of grant, subject to continuing service.

         In October 2006, our compensation committee approved and our board ratified an automatic grant of an option to purchase 100,000 shares of common stock to each new director upon appointment or election to the board. Each such option will have an exercise price equal to the fair market value on the date of such appointment or election (which will be the date of grant), will vest in equal monthly installments over three years, and will expire ten years after the date of grant.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the annual and long-term compensation paid by our company for services performed on our behalf for the three fiscal years ended December 31, 2005, with respect to those persons who served as the Chief Executive Officer during the year ended December 31, 2005, and those executive officers who received more than $100,000 in compensation for fiscal 2005.

SUMMARY COMPENSATION TABLE(1)
                                                                                                     LONG-TERM
                                                                 ANNUAL COMPENSATION                COMPENSATION
                                                            -----------------------------        ------------------
                                                                                                     SECURITIES
     NAME AND PRINCIPAL POSITION                YEAR          SALARY             BONUS           UNDERLYING OPTIONS

John F. Steel IV, former Chairman   and         2005         $ 168,000          $      -                      -
Chief Executive Officer (2)
                                                2004           168,000                 -                      -
                                                2003           168,000             2,000                      -

Hartoun Hartounian, Ph.D., former               2005         $ 250,000          $ 75,000                      -
President and Chief Operating
Officer (3)
                                                2004           230,000            90,000                      -
                                                2003           234,200             2,000                150,000

William G. Kachioff, former Vice                2005         $ 180,000          $      -                      -
President, Finance and Chief
Financial Officer (4)
                                                2004           165,000            32,400                      -
                                                2003           150,000             2,000                150,000

(1) The columns for "Other Annual Compensation," "Restricted Stock Awards," "LTIP Payouts" and "All Other Compensation" have been omitted because there is no compensation required to be reported. All options were granted at an exercise price equal to market value.
(2) Mr. Steel resigned as Chairman and Chief Executive Officer and became our Director of Corporate Development on January 16, 2006.
(3) Dr. Hartounian resigned as an executive officer and as a director effective February 17, 2006. (4) Mr. Kachioff resigned as our Vice President, Finance and Chief Financial Officer effective January 3, 2006.

OPTION GRANTS IN THE LAST FISCAL YEAR

         There were no options granted to executive officers during 2005. We do not have any stock appreciation rights plans in effect and we have no long-term incentive plans, as those terms are defined in SEC regulations. During the fiscal year ended December 31, 2005, we did not adjust or amend the exercise price of stock options awarded to the named executive officers. We have no defined benefit or actuarial plans covering any named executive officer.

         The following table sets forth information concerning options exercised by our named executive officers during the fiscal year ended December 31, 2005, and unexercised options held by our named executive officers as of December 31, 2005.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                                Number of Securities
                                  Shares                       Underlying Unexercised        Value of Unexercised In-the-
                               Acquired or     Value           Options at FY-End (#)        Money Options at FY-End ($) (1)
                                Exercised     Realized         ---------------------       ------------------------------
            Name                   (#)            ($)       Exercisable    Unexercisable    Exercisable     Unexercisable
            ----                   ---       -----------    -----------    -------------    -----------     -------------

John F. Steel IV                    -                 -              -                -              -                 -

Hartoun Hartounian, Ph.D.           -                 -      1,212,710                -     $1,421,251                 -

William G. Kachioff               100              $184        292,400                -        $29,900                 -

         (1) Represents the difference between the $1.55 closing selling price of our common stock on December 31, 2005, and the exercise price(s) of the named executive officers' options.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS AND CHANGE OF CONTROL AGREEMENTS

         MicroIslet of Delaware entered into an agreement with Hartoun Hartounian, Ph.D. dated June 23, 2000, which agreement was assumed by us and amended effective January 30, 2004, July 1, 2004, and May 1, 2005. In January 2006, Dr. Hartounian gave notice of his resignation, effective February 17, 2006. Under this agreement we had the right to terminate Dr. Hartounian's employment at any time and for any reason. If, however, we did so without cause or if Dr. Hartounian terminated his agreement for good reason, we were required to continue to pay salary for six months following termination. Upon such termination Dr. Hartounian would also be provided up to twelve months to exercise his vested options. Additionally, the agreement provided that in the event Dr. Hartounian voluntarily resigned his employment for any reason on or before May 1, 2006, Dr. Hartounian was entitled to the foregoing benefits. Dr. Hartounian executed a waiver and release of claims, and accordingly, was paid a severance payment equal to six months base salary, continuation of the health care benefits paid by us during employment for a period not to extend beyond February 2007, and the opportunity to exercise all his vested stock options until December 31, 2006. Dr. Hartounian's base salary at the time of termination was $250,000 per year.

            We entered into an agreement with William G. Kachioff dated May 1, 2002, which agreement was amended effective January 30, 2004, July 1, 2004, and May 1, 2005. In November 2005, Mr. Kachioff gave notice of his resignation effective in January 2006. Under this agreement we had the right to terminate Mr. Kachioff's employment at any time and for any reason. If, however, we did so without cause or if Mr. Kachioff terminated his agreement for good reason, we were required to continue to pay salary for six months following termination. Upon such termination Mr. Kachioff would also be provided up to twelve months to exercise his vested options. Additionally, the agreement provided that in the event Mr. Kachioff voluntarily resigned his employment for any reason on or before May 1, 2006, Mr. Kachioff would be entitled to the foregoing benefits. Mr. Kachioff executed the waiver and release of claims, and accordingly, was paid a severance payment equal to six months base salary, continuation of the health care benefits paid by us during employment for a period not to extend beyond January 2007, and the opportunity to exercise his stock options, all of which were vested, until December 31, 2006. Mr. Kachioff's base salary at the time of termination was $180,000 per year.

         In March 2006, we entered into an employment agreement with James R. Gavin III, M.D., Ph.D., our President and Chief Executive Officer. Dr. Gavin is also a director of our company and a member of the executive committee of the board, and until his appointment as Interim President and Chief Executive Officer in January 2006, served as a member of the compensation committee, nominating and governance committee and audit committee. The employment agreement with Dr. Gavin contains the following terms:

         o        Dr. Gavin will earn a base salary of $600,000 per year.

         o The agreement has an initial term of one year commencing January 20, 2006, and will be renewed automatically for additional one year periods unless either party provides notice at least 90 days prior to the expiration of then-current term of its intent not to renew.

         o During the term of the agreement we have agreed to recommend to the nominating and governance committee, and to the board, that Dr. Gavin be included on management's slate of directors at each meeting of our stockholders at which directors are elected and that he continue to serve as a member of the executive committee of the board.

         o        Dr. Gavin will be an at-will employee and either we or Dr.
                  Gavin may terminate employment at any time. However, if Dr. Gavin's employment is terminated by us without cause (as that term is defined in the employment agreement), Dr. Gavin will be entitled, subject to his execution of a general release of claims, to a severance payment equal to the amount of base salary that would have been paid for the remainder of the then-current term, subject to a minimum severance payment equal to three months' base salary.

         o Dr. Gavin will be reimbursed for reasonable expenses incurred under the agreement including travel between San Diego and Dr. Gavin's primary residence in Atlanta, housing expenses in San Diego of up to $1,700 per month, and automobile expenses in San Diego of up to $1,000 per month.

         o Dr. Gavin will be entitled to all benefits including vacation, health, and disability benefits, for which he is eligible under the terms and conditions of our standard benefit plans provided generally to senior level executives, as such may be in effect from time to time.

         Dr. Gavin also received on his start date, January 20, 2006, an option to purchase 1,750,000 shares of our common stock under our 2005 Equity Incentive Plan at an exercise price per share of $2.20, which was the closing price of our common stock as reported on the American Stock Exchange on that date. The option has a ten year life subject to continuing service to our company. The option vested as to 25% of the shares immediately when granted and will vest an additional 25% on each of the first, second, and third anniversaries of the date of grant, subject to Dr. Gavin's continuing to serve as our principal executive officer. Vesting of the option will accelerate upon a change of control.

PERFORMANCE CASH BONUS PLAN

         For fiscal years 2004 and 2005, we had in effect a performance cash bonus plan applicable to Dr. Hartounian and Mr. Kachioff. Under the plan Dr. Hartounian was eligible for a bonus of up to 40% of his annual salary and Mr. Kachioff was eligible for a bonus of up to 20% of his annual salary, based on the evaluation of specific performance goals and accomplishments which were submitted by each of them and approved by the compensation committee or the full board of directors. The specific performance objectives were assigned a percentage weighting for purposes of calculating the potential bonuses. For the 2005 fiscal year the performance objectives for Dr. Hartounian were based on (a) progression of preclinical development programs and advancement of scientific research (weighted 55%), (b) operational and administrative goals, including matters relating to human resources (weighted 40%), and (c) oversight of budget, financial transactions, and Securities and Exchange Commission reporting matters (weighted 5%). The performance objectives for Mr. Kachioff were based on (a) safeguarding corporate assets and managing corporate expenses (weighted 35%),
(b) maintaining compliance with the rules and regulations of the Securities and Exchange Commission (weighted 45%), and (c) operational and administrative goals including matters relating to human resources (weighted 20%).

         In February 2006, the board awarded to Dr. Hartounian a cash bonus of $75,000 under the plan, based on the determination by the compensation committee of the achievement by Dr. Hartounian of the established performance criteria. Mr. Kachioff was not considered for a bonus as a result of his resignation notice given in November 2005.

         The performance cash bonus plan is not in effect for our officers at this time, but our board, in consultation with our compensation committee, may establish a bonus plan, which may be applicable for the 2006 fiscal year.

                                  OTHER MATTERS

         The board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                           By order of the board of directors

                                           /s/ James R Gavin III
                                           -------------------------------------
                                           James R. Gavin III, M.D., Ph.D.
                                           President and Chief Executive Officer

October 18, 2006


         Our Annual Report to the Securities and Exchange Commission on Form 10-KSB for the fiscal year ended December 31, 2005, has been mailed with this proxy statement. We will provide any requesting stockholder copies of any exhibits to the Annual Report on Form 10-KSB, subject to a reasonable fee limited to our reasonable expenses in furnishing the requested exhibits, upon written request to MicroIslet, Inc., 6370 Nancy Ridge Drive, Suite 112, San Diego, California 92121. The request must include a good faith representation by the stockholder that as of the record date, the stockholder was the beneficial owner of shares entitled to vote at the annual meeting.

                                     ANNEX A
                                     -------


               AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE

                                MICROISLET, INC.

                            (APPROVED MARCH 29, 2004)

ORGANIZATION
------------

There shall be a committee of the Board of Directors of MicroIslet, Inc. (the "Company") to be known as the Audit Committee (the "Committee"). The Board of Directors shall appoint the members of the Committee, which will be composed of at least three directors. The Committee shall be composed entirely of directors that are independent, as defined by the applicable rules and regulations of the Securities and Exchange Commission and the American Stock Exchange ("AMEX"), and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment. All Committee members must satisfy the financial literacy requirements of the applicable rules and regulations of AMEX, and at least one member shall have past employment experience in finance or accounting, or other comparable experience or background which results in the member's financial sophistication. In addition, at least one member of the Committee shall be designated as the "audit committee financial expert," as defined by applicable legislation and regulation of the Securities and Exchange Commission.

STATEMENT OF POLICY
-------------------

The primary purposes of the Committee are to assist the Board of Directors in fulfilling its oversight responsibilities for:

    o the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;
    o    the Company's compliance with legal and regulatory requirements;
    o    the independent auditors' qualifications and independence; and
    o    the performance of the Company's independent auditors.

Except as otherwise required by applicable law, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

AUTHORITY

The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

    o Appoint, compensate, and oversee the work of any public accounting firm employed by the Company.
    o Resolve any disagreements between management and the independent auditors regarding financial reporting.
    o Pre-approve all auditing and non-audit services by the Company's independent auditors.
    o Retain independent counsel, accountants, or others at the expense of the Company to advise the Committee or assist in the conduct of an investigation.
    o Seek any information it requires from employees--all of whom are directed to cooperate with the Committee's requests--or external parties.
    o Meet with Company officers, independent auditors, or outside counsel, as necessary.

RESPONSIBILITIES
----------------

The Committee will carry out the following responsibilities:

FINANCIAL STATEMENTS
--------------------

    o Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, recent professional and regulatory pronouncements, off-balance sheet structures, and understand their impact on the financial statements.
    o Review with management and the independent auditors the results of the audit, including any difficulties encountered.
    o Review the annual financial statements and confirm they are complete and consistent with information known to Committee members, and reflect appropriate accounting principles.
    o Review other sections of the annual report and related regulatory filings, including the disclosures made in the Management Discussion and Analysis, before release and consider the accuracy and completeness of the information.
    o Understand how management develops interim financial information, and the nature and extent of independent auditor involvement.
    o Review interim financial reports with management and the independent auditors before filing with regulators, including the disclosures made in the Management Discussion and Analysis, and consider whether they are complete and consistent with the information known to Committee members.
    o Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the annual report and interim reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have significant disagreements with management.
    o Review with outside counsel any legal matter that could have a significant impact on the Company's financial statements.

INTERNAL CONTROL
----------------

    o Consider the effectiveness of the Company's internal control system, including information technology security and control.
    o Understand the scope of the independent auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

INDEPENDENT AUDIT
-----------------

    o Review the independent auditors' proposed audit scope and approach, including coordination of audit effort with management.
    o Review the performance of the independent auditors, and exercise final approval on the appointment or discharge of the auditors.
    o Review and confirm the independence of the independent auditors by obtaining statements from the auditors on relationships between the auditors and the Company, including non-audit services, and discussing the relationships with the auditors.
    o On a regular basis, meet separately with the independent auditors to discuss any matters that the Committee or auditors believe should be discussed privately.

COMPLIANCE
----------

    o Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.
    o Review the findings of any examinations by regulatory agencies, and any auditor observations.
    o Obtain from the independent auditors assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.
    o Review the process for communicating the code of ethics to Company personnel, and for monitoring compliance therewith.
    o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
    o Obtain regular updates from management and Company legal counsel regarding compliance matters.

REPORTING RESPONSIBILITIES
--------------------------

    o Regularly report to the Board of Directors about Committee activities, issues, and related recommendations.
    o Provide an open avenue of communication between the independent auditors and the Board of Directors.
    o Report annually to the shareholders, describing the Committee's composition, responsibilities and how they were discharged, including approval of non-audit services.
    o Review any other reports the Company issues that relate to Committee responsibilities, including having discussion with management regarding the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as other financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made), and unless otherwise provided in a Company policy, the Committee does not need to discuss each release in advance.

OTHER RESPONSIBILITIES
----------------------

    o Perform other activities related to this charter as requested by the Board of Directors.
    o Review all related party transactions (as that term is defined in SEC Regulation S-K, Item 404) on an ongoing basis. All such transactions must be approved by the Committee.
    o    Institute and oversee special investigations as needed.
    o With the assistance of legal counsel, review and assess the adequacy of this charter annually, and present a report to the Board at the Board's annual organizational meeting of the results of the Committee's assessment, including any recommendations for changes to this charter.
    o Confirm annually that all responsibilities outlined in this charter have been carried out.
    o Evaluate the Committee's and individual members' performance on a regular basis, and annually provide to the Board for its evaluation a report concerning the performance of the Committee.

MEETINGS AND VOTING

The Committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. The affirmative vote of a majority of the members present at a meeting at which a quorum is present shall constitute action of the Committee. The Committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will hold private meetings with auditors (see above) and executive sessions. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

COMPENSATION

Members of the Committee shall receive compensation for attending Committee meetings as defined and approved by the Board of Directors.

LIMITATION OF COMMITTEE'S ROLE

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

                                     ANNEX B
                                     -------


                                MICROISLET, INC.
                               BOARD OF DIRECTORS
                         COMPENSATION COMMITTEE CHARTER


                           (AS AMENDED JUNE 16, 2005)

PURPOSE

The Compensation Committee is a committee of the Board of Directors (the "Board") of MicroIslet, Inc. (the "Company"). The primary purposes of the Committee are to:

    o Provide assistance to the Board in fulfilling its responsibilities to the stockholders, potential stockholders and the investment community relating to compensation of the Company's executives.

    o    Administer the Company's equity compensation plans.

    o Report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations.

Except as otherwise required by applicable law, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

ORGANIZATION

    o    The Compensation Committee shall be appointed annually by the Board.

    o    The Compensation Committee shall consist of at least two members.

    o The members of the Compensation Committee will be "non-employee" directors as that term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The members of the Compensation Committee will also be "outside directors" as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

    o The Board shall appoint one of the members of the Compensation Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the Committee and to provide the Committee with a written agenda.

In meeting its responsibilities, the Committee shall:

GENERAL

    o Review and recommend to the Board for approval all forms of compensation for the Chief Executive Officer. The Chief Executive Officer may not participate in deliberations concerning his or her own compensation level.

    o Review and recommend to the Board for approval all forms of compensation for the other executive officers and directors of the Company and for such other employees or officers of the Company as the Board may from time to time designate.

    o Develop and recommend to the Board for approval a long-term strategy of employee compensation and the types of incentive compensation plans and equity-based plans to be used by the Company and the shares and amounts reserved thereunder.

    o Administer and make grants under the Company's incentive compensation plans and equity-based plans to the extent such function is delegated to the Committee by the Board with respect to each such plan.

    o Review and make recommendations to the Board regarding other incentive compensation plans and equity-based plans that are proposed for adoption or adopted by the Company for the provision of compensation or incentives to employees, directors or consultants of the Company.

    o Address any other compensation matters as from time to time directed by the Board.

    o Confer with each individual executive officer of the Company in advance of final recommendations concerning that individual's compensation package.

    o Confer with and seek recommendations from management concerning compensation recommendations for non-executive officers and other employees of the Company.

    o Have unrestricted access to members of management and relevant information.

    o Be permitted to retain independent counsel or consultants to assist it in the conduct of the Committee's duties.

    o    Meet once per year or more frequently as circumstances require.

    o Report Committee actions and recommendations to the Board, as the Committee may deem appropriate.

    o Review and assess annually, with the assistance of legal counsel, the adequacy of this charter, and present a report to the Board at the Board's annual organizational meeting of the results of its assessment, including any recommendations for changes to this charter.

    o Provide for inclusion in the Company's proxy statement or other SEC filings of any compensation committee report required by applicable laws and regulations and discussing among other things:

         o The criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based.

         o The relationship of such compensation to the Company's performance.

         o The Compensation Committee's executive compensation policies applicable to executive officers.

         o Whether the Company's allowable deduction for compensation to the Company's executive officers could be limited pursuant to
                  Section 162(m) of the Internal Revenue Code.

o Regularly address the issues of appointment and removal of members of the Committee, qualification of Committee members, and Committee structure and operation, and make recommendations to the Board concerning any proposed changes to Committee membership, structure, or authority.

                                     ANNEX C
                                     -------


                                MICROISLET, INC.
                               BOARD OF DIRECTORS
                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

                           (AS AMENDED JUNE 16, 2005)

ORGANIZATION
------------

There shall be a committee of the Board of Directors of MicroIslet, Inc. (the "Company") to be known as the Nominating and Governance Committee (the "Committee"). The Board of Directors shall appoint the members of the Committee, which will be composed of at least three directors. The Committee shall be composed entirely of directors that are independent, as defined by the applicable rules and regulations of the Securities and Exchange Commission and the American Stock Exchange, and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment. Unless the Board elects a Chair of the Committee, the Committee shall elect a Chair by majority vote.

STATEMENT OF POLICY
-------------------

The primary purposes of the Committee are to: o Identify individuals qualified to become Board members.

         o Recommend the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board that the Board has authority to fill.

         o Regularly review and advise the Board with respect to corporate governance principles and policies applicable to the Company.

         o        Oversee the annual evaluation of the Board's effectiveness.

Except as otherwise required by applicable law, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

RESPONSIBILITIES
----------------

         The Committee shall have the following responsibilities:

         o The Committee shall, with the assistance of legal counsel, review and assess the adequacy of this charter annually, and present a report to the Board at the Board's annual organizational meeting of the results of its assessment, including any recommendations for changes to this charter.

         o The Committee shall regularly address the issues of appointment and removal of members of the Committee, qualification of Committee members, and Committee structure and operation, and shall make recommendations to the Board concerning any proposed changes to Committee membership, structure, or authority.

         o Except where the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the Committee shall recommend for the Board's selection the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board that the Board has authority to fill.

         o The Committee shall conduct background checks on all director nominees and shall have the authority to retain and terminate any search firm to be used to identify director nominees, including the authority to approve the search firm's fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of any search firm engaged by the Committee.

         o The Committee shall establish and oversee a policy for considering stockholder nominees for directors, and shall develop the procedures that must be followed by stockholders in submitting recommendations.

         o The Committee shall evaluate director candidates recommended by the stockholders using the same criteria and principles for director selection as for other proposed nominees.

         o The Committee shall be responsible for recommending to the Board the directors to be appointed to each Board committee. The Committee shall also monitor and recommend the functions of various committees.

         o The Committee shall establish and oversee a procedure for stockholders to communicate with the Board.

         o The Committee shall be responsible for overseeing an annual self-evaluation of the Board to determine whether it is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the Board's performance, to be discussed with the Board. The Committee shall also evaluate its own performance as a committee on an annual basis and report same to the Board. The Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

         o The Committee shall consider questions of conflict of interest of board members and senior management, and, to the extent a conflict constitutes a related party transaction (as that term is defined in SEC Regulation S-K, Item 404), refer the approval of such matter to the Audit Committee of the Board of Directors.

         o The Committee shall oversee director orientation and continuing education programs, and shall also oversee director retirement policies and resignation of directors from the Board.

MEETINGS AND VOTING
-------------------

The Nominating and Governance Committee shall meet as often as necessary, but at least once annually. The affirmative vote of a majority of the members present at a meeting at which a quorum is present shall constitute action of the Committee.

AUTHORITY TO ENGAGE INDEPENDENT COUNSEL AND ADVISORS
----------------------------------------------------

The Committee shall have the right to engage and determine funding for independent counsel and other advisors at the expense of the Company.

COMPENSATION
------------

Members of the Committee shall receive compensation for attending Committee meetings as defined and approved by the Board of Directors.

                                     ANNEX D
                                     -------


                                MICROISLET, INC.
                               BOARD OF DIRECTORS
                           EXECUTIVE COMMITTEE CHARTER


                           (AS ADOPTED JUNE 16, 2005)

PURPOSE
-------

The Executive Committee (the "Committee") is a committee of the Board of Directors (the "Board") of MicroIslet, Inc., a Nevada corporation (the "Company"), established pursuant to Section 78.125 of the Nevada Revised Statutes and Section 15 of Article III of the Company's Bylaws. Its primary functions shall be to oversee and approve financing activities for the Company and its subsidiaries, to manage and coordinate stockholder relations, and to perform such other functions as shall be delegated to it by the Board.

MEMBERSHIP
----------

The Committee will consist of a minimum of two members of the Board of Directors. The Board, upon recommendation of the Nominating and Governance Committee, shall appoint members of the Committee, to serve such terms as the Board may determine, or until such member's earlier death, resignation or removal by the Board.

MEETINGS
--------

The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities. The Board shall designate one member of the Committee to serve as its chairperson. The Committee will meet at such times as determined by its chairperson or as requested by any two of its members. Notice of all meetings shall be given in the same manner as notice for meetings of the Board, or as otherwise required pursuant to the Company's Bylaws. The chairperson will preside at all meetings of the Committee. The Committee may meet by telephone or videoconference and may take action by unanimous written consent.

Each member of the Committee shall have one vote. A majority of the members, but not less than two, shall constitute a quorum, provided that the chairperson is present. The Committee shall be authorized to take any permitted action only by the affirmative vote of a majority of the Committee members present at any meeting at which a quorum is present, or by the unanimous written consent of all the Committee members.

The Committee shall maintain copies of minutes of each meeting of the Committee, and each written consent to action taken without a meeting, reflecting the actions so authorized or taken by the Committee. Such minutes and written consents shall be filed with the minutes of the Board of Directors. At each regularly scheduled meeting of the Board, the chairperson of the Committee shall provide the Board with a report of the Committee's activities and proceedings.

RESOURCES AND AUTHORITY
-----------------------

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to retain outside advisors, the fees of which will be paid by the Company. The Committee shall also have authority to obtain advice and assistance from any director, officer or employee, or any agent or representative, including the attorneys, bankers and auditors, of the Company.

Any action duly and validly taken by the Committee pursuant to the power and authority conferred under this Charter shall for all purposes constitute an action duly and validly taken by the Board and may be certified as such by the Secretary or other authorized officer of the Company.

POWERS, AUTHORITY AND RESPONSIBILITIES
--------------------------------------

The Committee shall exercise the following powers, authorities, duties and responsibilities of the Board:

         1. Coordinating and advising management with respect to raising capital for the Company, including public offerings and private placements, and approving all of the terms and conditions of such financings and any related transactions;

         2. Coordinating and advising management on all matters relating to stockholder relations;

         3. Selecting, contracting, compensating (including with stock, warrants and other equity securities of the Company), retaining and terminating finders, underwriters, placement agents, stockholder relations firms and other agents, representatives and contractors to assist the Company in any of the foregoing;

         4. Negotiating and approving, and delegating to designated officers of the Company the power and authority to negotiate, approve, execute and deliver, any agreements, instruments, certificates, applications, filings, including registration statements, or other documents relating to any of the foregoing;

         5. Incurring and paying any and all liabilities, fees, costs and expenses as in the judgment of the Committee, or its designated officers, are necessary, proper or desirable to carry into effect the purposes and intents of any of the foregoing;

         6. Generally exercising all of the powers of the Board which may lawfully be exercised by the Committee in connection with raising capital and stockholder relations, including the power to authorize the issuance of common stock, preferred stock, warrants, options and other equity securities of the Company, and the power to fix or alter from time to time the designation, powers, preferences and rights of the shares of one or more series of preferred stock and the qualifications, limitations or restrictions of any wholly unissued series of preferred stock, and to establish from time to time the number of shares constituting any such series or any of them, and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, subject to the limitations in the Company's Articles of Incorporation, as amended from time to time; and

         7. Exercising such other powers, authorities, duties and responsibilities related to raising capital and communicating with the stockholders of the Company as the Board may from time to time delegate by resolution to the Committee.

Notwithstanding the power and authority of the Committee to act on behalf of the Board with respect to any matter, the Committee, in its discretion, may submit such matter, along with its recommendation with respect thereto, to the full Board for consideration and approval.

                                     ANNEX E
                                     -------


                      AMENDED AND RESTATED MICROISLET, INC.
                           2005 EQUITY INCENTIVE PLAN

                          (AS AMENDED OCTOBER 3, 2006)







                                     Annex E

                                MICROISLET, INC.

                           2005 EQUITY INCENTIVE PLAN

1. PURPOSE OF THE PLAN. The purpose of this Plan is to encourage ownership in the Company by key personnel whose long-term service is considered essential to the Company's continued progress and, thereby, encourage recipients to act in the stockholders' interest and share in the Company's success.

2. DEFINITIONS. As used herein, the following definitions shall apply:

                  "Act" shall mean the Securities Act of 1933, as amended.

                  "Administrator" shall mean the Board, any Committees or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

                  "Affiliate" shall mean any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator.

                  "Applicable Laws" shall mean the requirements relating to the administration of stock plans under federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company's agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, to the laws of such jurisdiction.

                  "Award" shall mean, individually or collectively, a grant under the Plan of Options, Stock Awards, SARs, or Cash Awards.

                  "Awardee" shall mean a Service Provider who has been granted an Award under the Plan.

                  "Award Agreement" shall mean an Option Agreement, Stock Award Agreement, SAR Award Agreement, and/or Cash Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

                  "Award Transfer Program" shall mean any program instituted by the Administrator which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator.

                  "Board" shall mean the Board of Directors of the Company.

                  "Cash Award" shall mean a bonus opportunity awarded under
Section 13 pursuant to which a Participant may become entitled to receive an amount based on the satisfaction of such performance criteria as are specified in the agreement or other documents evidencing the Award (the "Cash Award Agreement").

                  "Change in Control" shall mean any of the following, unless the Administrator provides otherwise:

                  (i) any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose stockholders did not own all or substantially all of the Common Stock in substantially the same proportions as immediately prior to such transaction);

                  (ii) the sale of all or substantially all of the Company's assets to any other person or entity (other than a wholly-owned subsidiary);

                  (iii) the acquisition of beneficial ownership of a controlling interest (including, without limitation, power to vote) in the outstanding shares of Common Stock by any person or entity (including a "group" as defined by or under Section 13(d)(3) of the Exchange Act);

                  (iv) the dissolution or liquidation of the Company;

                  (v) a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees cease to constitute a majority of the Board; or

                  (vi) any other event specified by the Board or a Committee, regardless of whether at the time an Award is granted or thereafter.

Notwithstanding the foregoing, the term "Change in Control" shall not include any under written public offering of Shares registered under the Act.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Committee" shall mean a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

                  "Common Stock" shall mean the common stock of the Company.

                  "Company" shall mean MicroIslet, Inc., a Nevada corporation, or its successor.

                  "Consultant" shall mean any person engaged by the Company or any Affiliate to render services to such entity as an advisor or consultant.

                  "Conversion Award" has the meaning set forth in Section 4(b)(xii) of the Plan.

                  "Director" shall mean a member of the Board.

                  "Dividend Equivalent" shall mean a credit, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

                  "Employee" shall mean an employee of the Company or any Affiliate, including an Officer and/or Director. Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual's status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (iv) any change in the Awardee's status from an employee to a Consultant or Director, and (v) at the request of the Company or an Affiliate an employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Exchange Program" shall mean a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.

                  "Fair Market Value" shall mean, unless the Administrator determines otherwise, as of any date, the closing price for such Common Stock as of such date (or if no sales were reported on such date, the closing price on the last preceding day for which a sale was reported), as reported in such source as the Administrator shall determine.

                  "Grant Date" shall mean the date upon which an Award is granted to an Awardee pursuant to this Plan.

                  "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

                  "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  "Option" shall mean a right granted under Section 8 of the Plan to purchase a certain number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the "Option Agreement"). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

                  "Participant" shall mean the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

                  "Plan" shall mean this MicroIslet, Inc. 2005 Equity Incentive Plan, as amended.

                  "Prior Plan" shall mean the Company's 2000 Stock Option Plan authorizing up to 6,000,000 Shares for issuance pursuant to stock options.

                  "Qualifying Performance Criteria" shall have the meaning set forth in Section 14(b) of the Plan.

                  "Related Corporation" shall mean any parent or subsidiary (as defined in Sections 424(e) and (f) of the Code) of the Company.

                  "Service Provider" shall mean an Employee, Director, or Consultant.

                  "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

                  "Stock Award" shall mean an award or issuance of Shares or Stock Units made under Section 11 of the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued service or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the "Stock Award Agreement").

                  "Stock Appreciation Right" or "SAR" shall mean an Award, granted alone or in connection with an Option, that pursuant to Section 12 of the Plan is designated as a SAR. The terms of the SAR are expressed in the agreement or other documents evidencing the Award (the "SAR Agreement").

                  "Stock Unit" shall mean a bookkeeping entry representing an amount equivalent to the fair market value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

                  "10% Stockholder" shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Related Corporation).

                  "Termination of Service" shall mean ceasing to be a Service Provider. However, for Incentive Stock Option purposes, Termination of Service will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Related Corporations. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Service.

                  "Total and Permanent Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

3. STOCK SUBJECT TO THE PLAN.

         (a)      Aggregate Limits.
                  -----------------

                  (i) The number of Shares initially reserved for issuance under the Plan through Awards is a maximum of 7,471,339 Shares. Such reserve shall consist of (A) the number of Shares available for issuance, as of the effective date of the Plan, under the Prior Plan, plus (B) those Shares that are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full after the effective date of the Plan, plus (C) an additional increase of 2,000,000 Shares to be approved by the Company's stockholders on the effective date of the Plan. Such reserve shall be increased by an additional 1,000,000 shares upon approval of such increase by the Company's stockholders. Notwithstanding the foregoing, the maximum aggregate number of Shares that may be issued under the Plan through Incentive Stock Options is 7,471,339. The limitations of this Section 3(a)(i) shall be subject to the adjustments provided for in Section 15 of the Plan.

                  (ii) Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available to grant under the Plan. Notwithstanding the foregoing, the aggregate number of shares of Common Stock that may be issued under the Plan upon the exercise of Incentive Stock Options shall not be increased for restricted Shares that are forfeited or repurchased. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award Transfer Program shall not be again available for grant under the Plan. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

         (b) Code Section 162(m) Limit. Subject to the provisions of Section 15 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 500,000, except that in connection with his or her initial service, an Awardee may be granted Awards covering up to an additional 2,000,000 Shares. Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(b) shall be subject to adjustment under Section 15 of the Plan only to the extent that such adjustment will not affect the status of any Award intended to qualify as "performance based compensation" under Code Section 162(m).

4. ADMINISTRATION OF THE PLAN.

         (a)      Procedure.
                  ----------

                  (i) MULTIPLE ADMINISTRATIVE BODIES. The Plan shall be administered by the Board, a Committee and/or their delegates.

                  (ii) SECTION 162. To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, Awards to "covered employees" within the meaning of
         Section 162(m) of the Code or Employees that the Committee determines may be "covered employees" in the future shall be made by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                  (iii) RULE 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), Awards to Officers and Directors shall be made in such a manner to satisfy the requirement for exemption under Rule 16b-3.

                  (iv) OTHER ADMINISTRATION. The Board or a Committee may delegate to an authorized Officer or Officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) at the time of such approval, "covered employees" under Section 162(m) of the Code.

                  (v) DELEGATION OF AUTHORITY FOR THE DAY-TO-DAY ADMINISTRATION OF THE PLAN. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

         (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

                  (i) to select the Service Providers of the Company or its Affiliates to whom Awards are to be granted hereunder;

                  (ii) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

                  (iii) to determine the type of Award to be granted to the selected Service Provider;

                  (iv) to approve the forms of Award Agreements for use under the Plan;

                  (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability, acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

                  (vi) to correct administrative errors;

                  (vii) to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

                  (viii) to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

                  (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

                  (x) to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such amendment is subject to Section 16 of the Plan and may not materially impair any outstanding Award unless agreed to in writing by the Participant;

                  (xi) to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued pursuant to an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

                  (xii) to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the "Conversion Awards"). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

                  (xiii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

                  (xiv) to implement an Award Transfer Program;

                  (xv) to determine whether Awards will be settled in Shares, cash or in any combination thereof;

                  (xvi) to determine whether Awards will be adjusted for Dividend Equivalents;

                  (xvii) to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

                  (xviii) to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including, without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

                  (xix) to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award;

                  (xx) to institute an Exchange Program; and

                  (xxi) to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

         (c) Effect of Administrator's Decision. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5. ELIGIBILITY. Awards may be granted to Service Providers of the Company or any of its Affiliates.

6. TERM OF PLAN. The Plan shall become effective on the effective date of its approval by stockholders of the Company. It shall continue in effect for a term of ten years from the date the Plan is approved by stockholders of the Company unless terminated earlier under Section 16 of the Plan.

7. TERM OF AWARD. The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option, the term shall be ten years from the Grant Date or such shorter term as may be provided in the Award Agreement.

8. OPTIONS. The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, or for the satisfaction of an event or condition within the control of the Awardee or within the control of others.

         (a) OPTION AGREEMENT. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

         (b) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                  (i) In the case of an Incentive Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. Notwithstanding the foregoing, if any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

                  (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. The per Share exercise price may also vary according to a predetermined formula; provided, that the exercise price never falls below 100% of the Fair Market Value per Share on the Grant Date. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

                  (iii) Notwithstanding the foregoing, so long as the issuance and sale of securities under this Plan require qualification under the California Corporate Securities Law of 1968, the per Share exercise price of an Option shall be determined by the Administrator but shall not be less than 100% (or 110% in the case of a person who owns on the date of grant of such Option, securities of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation) of the Fair Market Value of a share of Common Stock on the Grant Date.

                  (iv) Notwithstanding the foregoing, at the Administrator's discretion, Conversion Awards may be granted in substitution and/or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution and/or conversion. The terms of the Conversion Awards shall be determined by the Administrator in accordance with the rules provided for in Code Section 424(a).

         (c) VESTING PERIOD AND EXERCISE DATES. Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option's term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued service, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant's right to exercise all or part of the Option. Notwithstanding the foregoing, so long as the issuance and sale of securities under this Plan require qualification under the California Corporate Securities Law of 1968, an Option awarded to anyone other than an Officer, Director or Consultant of the Company shall vest at a rate of at least 20% per year.

         (d) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

                  (i) cash;

                  (ii) check or wire transfer;

                  (iii) subject to any conditions or limitations established by the Administrator, other Shares which (A) in the case of Shares acquired upon the exercise of an Option, have been owned by the Participant for more than six months (or such other period of time, as required by the applicable accounting requirements) on the date of surrender or attestation and (B) have a Fair Market Value on the date of surrender or attestation that does not exceed the aggregate exercise price of the Shares as to which said Option shall be exercised;

                  (iv) consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator to the extent that this procedure would not violate
         Section 402 of the Sarbanes-Oxley Act of 2002, as amended;

                  (v) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

                  (vi) any combination of the foregoing methods of payment.

         (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

9. INCENTIVE STOCK OPTION LIMITATIONS.

         (a) ELIGIBILITY. Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Related Corporations may be granted Incentive Stock Options.

         (b) $100,000 LIMITATION. Notwithstanding the designation "Incentive Stock Option" in an Option Agreement, if the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Related Corporations) exceeds $100,000, then the portion of such Options that exceeds $100,000 shall be treated as Nonstatutory Stock Options. An Incentive Stock Option is considered to be first exercisable during a calendar year if the Incentive Stock Option will become exercisable at any time during the year, assuming that any condition on the Awardee's ability to exercise the Incentive Stock Option related to the performance of services is satisfied. If the Awardee's ability to exercise the Incentive Stock Option in the year is subject to an acceleration provision, then the Incentive Stock Option is considered first exercisable in the calendar year in which the acceleration provision is triggered. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. However, because an acceleration provision is not taken into account prior to its triggering, an Incentive Stock Option that becomes exercisable for the first time during a calendar year by operation of such provision does not affect the application of the $100,000 limitation with respect to any Incentive Stock Option (or portion thereof) exercised prior to such acceleration. The Fair Market Value of the Shares shall be determined as of the Grant Date.

         (c) LEAVE OF ABSENCE. For purposes of Incentive Stock Options, no leave of absence may exceed three months, unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Related Corporation is not so provided by statute or contract, an Awardee's employment with the Company shall be deemed terminated on the first day immediately following such three month period of leave for Incentive Stock Option purposes and any Incentive Stock Option granted to the Awardee shall cease to be treated as an Incentive Stock Option and shall terminate upon the expiration of the three month period following the date the employment relationship is deemed terminated.

         (d) TRANSFERABILITY. The Option Agreement must provide that an Incentive Stock Option cannot be transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. Notwithstanding the foregoing, the Administrator, in its sole discretion, may allow the Awardee to transfer his or her Incentive Stock Option to a trust where under Section 671 of the Code and other Applicable Law, the Awardee is considered the sole beneficial owner of the Option while it is held in the trust. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.

         (e) EXERCISE PRICE. The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

         (f) 10% STOCKHOLDER. If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the Option term shall not exceed five years measured from the date of grant of such Option.

         (g) OTHER TERMS. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, under the applicable provisions of Section 422 of the Code.

10. EXERCISE OF OPTION.

         (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER.

                  (i) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement.

                  (ii) An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) with respect to Nonstatutory Stock Options, payment of all applicable withholding taxes.

                  (iii) Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

                  (iv) The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

         (b) EFFECT OF TERMINATION OF SERVICE ON OPTIONS.

                  (i) GENERALLY. Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider, other than upon the Participant's death or Total and Permanent Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). Notwithstanding the foregoing, so long as the issuance and sale of securities under this Plan require qualification under the California Corporate Securities Law of 1968, upon Participant's Termination of Service, other than due to death, Total and Permanent Disability, or cause, the Participant may exercise his or her Option
         (i) at any time on or prior to the date determined by the Administrator, which date shall be at least 30 days subsequent to the Participant's termination date (but in no event later than the expiration of the term of such Option), and (ii) only to the extent that the Participant was entitled to exercise such Option on the termination date. In the absence of a specified time in the Award Agreement, the vested portion of the Option will remain exercisable for three months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

                  (ii) DISABILITY OF AWARDEE. Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider as a result of the Participant's Total and Permanent Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). Notwithstanding the foregoing, so long as the issuance and sale of securities under this Plan require qualification under the California Corporate Securities Law of 1968, in the event of Participant's Termination of Service due to his or her Total and Permanent Disability, the Participant may exercise his or her Option
         (i) at any time on or prior to the date determined by the Administrator, which date shall be at least six months subsequent to the termination date (but in no event later than the expiration date of the term of his or her Option), and (ii) only to the extent that the Participant was entitled to exercise such Option on the termination date. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following the Participant's termination. Unless otherwise provided by the Administrator, if at the time of disability the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan on the date of the Participant's disability. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

                  (iii) DEATH OF AWARDEE. Unless otherwise provided for by the Administrator, if a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. Notwithstanding the foregoing, so long as the issuance and sale of securities under this Plan require qualification under the California Corporate Securities Law of 1968, in the event that the Participant dies prior to a Termination of Service, the Participant's Option may be exercised by the Participant's designated beneficiary (i) at any time on or prior to the date determined by the Administrator, which date shall be at least six months subsequent to the date of death (but in no event later than the expiration date of the term of his or her Option), and (ii) only to the extent that the Participant was entitled to exercise the Option at the date of death. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following Participant's death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan on the date of the Participant's death. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

11. STOCK AWARDS.

         (a) STOCK AWARD AGREEMENT. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retained and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

         Notwithstanding the foregoing, so long as the issuance and sale of securities under this Plan require qualification under the California Corporate Securities Law of 1968, the purchase price for restricted Shares shall be determined by the Administrator, but shall not be less than 85% (or 100% in the case of a person who owns on the date of grant of such restricted stock, securities of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation) of the Fair Market Value of a share of Common Stock on the date of grant of such restricted stock.

         (b) RESTRICTIONS AND PERFORMANCE CRITERIA. The grant, issuance, retention and/or vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee. Notwithstanding the foregoing, so long as the issuance and sale of securities under this Plan require qualification under the California Corporate Securities Law of 1968, restricted stock awarded to anyone other than an Officer, Director or Consultant of the Company shall vest at a rate of at least 20% per year.

         Notwithstanding anything to the contrary herein, the performance criteria for any Stock Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing.

         (c) FORFEITURE. Unless otherwise provided for by the Administrator, upon the Awardee's Termination of Service, the unvested Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased any Shares pursuant to such Stock Award, the Company shall have a right to repurchase the unvested portion of such Shares at the original price paid by the Participant.

         (d) RIGHTS AS A STOCKHOLDER. Unless otherwise provided by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Unless otherwise provided by the Administrator, a Participant holding Stock Units shall be entitled to receive dividend payments as if he or she was an actual stockholder.

12. STOCK APPRECIATION RIGHTS. Subject to the terms and conditions of the Plan, a SAR may be granted to a Service Provider at any time and from time to time as determined by the Administrator in its sole discretion.

         (a) NUMBER OF SARS. The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider.

         (b) EXERCISE PRICE AND OTHER TERMS. The per SAR exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the other terms and conditions of SARs granted under the Plan.

         (c) EXERCISE OF SARS. SARs shall be exercisable on such terms and conditions as the Administrator, in its sole discretion, shall determine.

         (d) SAR AGREEMENT. Each SAR grant shall be evidenced by a SAR Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

         (e) EXPIRATION OF SARS. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the SAR Agreement. Notwithstanding the foregoing, the rules of Section 10(b) will also apply to SARs.

         (f) PAYMENT OF SAR AMOUNT. Upon exercise of a SAR, the Participant shall be entitled to receive a payment from the Company in an amount equal to the difference between the Fair Market Value of a Share on the date of exercise over the exercise price of the SAR. This amount shall be paid in Shares of equivalent value.

13. CASH AWARDS. Each Cash Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period.

         (a) CASH AWARD. Each Cash Award shall contain provisions regarding (i) the performance goal(s) and maximum amount payable to the Participant as a Cash Award, (ii) the performance criteria and level of achievement versus these criteria which shall determine the amount of such payment, (iii) the period as to which performance shall be measured for establishing the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Cash Award prior to actual payment, (vi) forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a Cash Award that is settled for cash may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of a Cash Award granted under this Plan for any fiscal year to any Awardee that is intended to satisfy the requirements for "performance based compensation" under Section 162(m) of the Code shall not exceed $500,000.

         (b) PERFORMANCE CRITERIA. The Administrator shall establish the performance criteria and level of achievement versus these criteria which shall determine the target and the minimum and maximum amount payable under a Cash Award, which criteria may be based on financial performance and/or personal performance evaluations. The Administrator may specify the percentage of the target Cash Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of a Cash Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be a measure established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing.

         (c) TIMING AND FORM OF PAYMENT. The Administrator shall determine the timing of payment of any Cash Award. The Administrator may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for an Awardee to have the option for his or her Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property.

         (d) TERMINATION OF SERVICE. The Administrator shall have the discretion to determine the effect of a Termination of Service on any Cash Award due to (i) disability, (ii) retirement, (iii) death, (iv) participation in a voluntary severance program, or (v) participation in a work force restructuring.

14. OTHER PROVISIONS APPLICABLE TO AWARDS.

         (a) NON-TRANSFERABILITY OF AWARDS. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. The Administrator may make an Award transferable to an Awardee's family member or any other person or entity. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

         (b) QUALIFYING PERFORMANCE CRITERIA. For purposes of this Plan, the term "Qualifying Performance Criteria" shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee in the Award: (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholders' equity;
(vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue; (xii) income or net income; (xiii) operating income or net operating income; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxi) credit rating;
(xxii) strategic plan development and implementation; (xxiii) improvement in workforce diversity, (xxiv) EBITDA, and (xxv) any other similar criteria. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year.

         (c) CERTIFICATION. Prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

         (d) DISCRETIONARY ADJUSTMENTS PURSUANT TO SECTION 162(M). Notwithstanding satisfaction or completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to "covered employees" within the meaning of Section 162(m) of the Code, the number of Shares, Options or other benefits granted, issued, retained and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

         (e) SECTION 409A. Notwithstanding anything in the Plan to the contrary, it is the intent of the Company that all Awards granted under this Plan shall not cause an imposition of the additional taxes provided for in Section 409A(a)(1)(B) of the Code.

15. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET
SALE.

         (a) CHANGES IN CAPITALIZATION.

                  (i) If any change in the outstanding Common Stock subject to the Plan or underlying any Award results from any stock split, reverse stock split, combination, consolidation, spin-off, recapitalization, exchange of Shares, or any capital adjustment or transaction similar to the foregoing or any distribution to holders of Common Stock other than regular cash dividends, then (A) the limitations set forth in Section 3, (B) the number, kind and class of Shares covered by each outstanding Award, (C) the price per Share (but not the total price) subject to each outstanding Award, and (D) any other affected terms of outstanding Awards, shall be proportionally adjusted to prevent dilution or enlargement of rights under the Plan.

                  (ii) The Administrator shall make such adjustment in such manner as it may deem equitable and appropriate, subject to compliance with Applicable Laws. Any determination, substitution or adjustment made by the Administrator under this Section shall be conclusive and binding on all persons. Except as expressly provided herein, neither the Company's issuance of shares of stock of any class or securities convertible into shares of stock of any class, nor the conversion of any convertible securities of the Company, shall be treated as a transaction requiring any substitution or adjustment under this Section.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Option to be fully vested and exercisable until ten days prior to such transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse prior to the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed transaction.

         (c) CHANGE IN CONTROL. In the event there is a Change in Control of the Company, as determined by the Board or a Committee, the Board or Committee, or board of directors of any surviving entity or acquiring entity may, in its discretion, (i) provide for the assumption, continuation or substitution (including an award to acquire substantially the same type of consideration paid to the shareholder in the transaction in which the Change in Control occurs) of, or adjustment to, all or any part of the Awards; (ii) accelerate the vesting of all or any part of the Options and SARs and terminate any restrictions on all or any part of the Stock Awards or Cash Awards; (iii) provide for the cancellation of all or any part of the Awards for a cash payment to the Participants; and
(iv) provide for the cancellation of all or any part of the Awards as of the closing of the Change in Control; provided, that the Participants are notified that they must exercise or redeem their Awards (including, at the discretion of the Board or Committee, any unvested portion of such Award) at or prior to the closing of the Change in Control.

16. AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AMENDMENT AND TERMINATION. The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law.

         (b) EFFECT OF AMENDMENT OR TERMINATION. No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

         (c) EFFECT OF THE PLAN ON OTHER ARRANGEMENTS. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

17. DESIGNATION OF BENEFICIARY.

         (a) An Awardee may file a written designation of a beneficiary who is to receive the Awardee's rights pursuant to Awardee's Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

         (b) Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee's death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law.

18. NO RIGHT TO AWARDS OR TO SERVICE. No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the service of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Service Provider or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

19. LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding anything in the Plan to the contrary, it is the intent of the Company that the Plan shall be administered so that the additional taxes provided for in Section 409A(a)(1)(B) of the Code are not imposed.

20. INABILITY TO OBTAIN AUTHORITY. To the extent the Company is unable to or the Administrator deems that it is not feasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22. NOTICE. Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

23. GOVERNING LAW; INTERPRETATION OF PLAN AND AWARDS.

         (a) This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Nevada.

         (b) In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

         (c) The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

         (d) The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

         (e) All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. In the event the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator's decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator's decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

24. LIMITATION ON LIABILITY. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

         (a) THE NON-ISSUANCE OF SHARES. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

         (b) TAX CONSEQUENCES. Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

25. UNFUNDED PLAN. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.


                  IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan, effective as of _____________, 2006.

Date:  ______________, 2006              MICROISLET, INC.,
                                         a Nevada corporation


                                         By:  __________________________________

                                         Its:  _________________________________

                                  PLAN HISTORY


DATE                       ACTION

June 16, 2005              Board adopts Plan with an initial reserve of
                           2,000,000 newly reserved shares and up to 5,471,339 recycled shares, for a total of 7,471,339 shares

November 17, 2005          Stockholders approve the Plan

January 18, 2006           Compensation Committee approves standard form of
                           agreements under the Plan

April 16, 2006             Registration Statement on Form S-8, covering the
                           Plan, becomes effective

October 3, 2006            Board adopts Amendment No 1 to the Plan to
                           increase the reserve under the Plan by 1,000,000, subject to shareholder approval, and to eliminate the Administrator's discretion on whether to implement adjustments to outstanding awards in the event of a capitalization or stock adjustment in the Company's common stock (thereby avoiding future accounting charges)

                                              MICROISLET, INC.

                   THIS PROXY RELATES TO AN ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD
                                              NOVEMBER 14, 2006

         The undersigned hereby appoints James R. Gavin III, M.D., Ph.D. and Kevin A. Hainley, or either of them, with full power of substitution, as attorneys and proxies to vote all shares of common stock of
MicroIslet, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders of
MICROISLET, INC. to be held at 9:00 a.m. local time at 12275 El Camino Real, Suite 200, San Diego,
California 92130, on Tuesday, November 14, 2006, and any postponements, continuations, and adjournments thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

         UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN
PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC
INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. MANAGEMENT RECOMMENDS A VOTE
FOR THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

PROPOSAL 1:       To elect directors to serve for the ensuing year and until their successors are elected.
                  |_|      FOR all nominees listed below      |_|      WITHHOLD AUTHORITY
                           (except as marked to the                    to vote for all nominees
                           contrary below)

NOMINEES:         John J. Hagenbuch, Myron A. Wick III, James R. Gavin III, M.D., Ph.D., Robert W. Anderson,
                  M.D., Steven T. Frankel, and Bertram E. Walls, M.D.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) WRITE SUCH NOMINEE(S)' NAME(S) BELOW:

____________________________________________________________________________________________________________

PROPOSAL 2:       To ratify the selection of Deloitte & Touche LLP as the principal independent registered public accounting firm of MicroIslet, Inc. for the fiscal year ending December 31, 2006.
                  |_|        FOR                     |_|        AGAINST                 |_|        ABSTAIN
____________________________________________________________________________________________________________

PROPOSAL 3:       To approve the amendments to the MicroIslet, Inc. 2005 Equity Incentive Plan and confirm the annual limitations on grants to any one awardee.
                  |_|        FOR                     |_|        AGAINST                 |_|        ABSTAIN
____________________________________________________________________________________________________________

                                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                                                    -1-



                                         (CONTINUED FROM OTHER SIDE)

         THIS PROXY HAS BEEN SOLICITED BY OR FOR THE BENEFIT OF THE BOARD OF DIRECTORS OF MICROISLET, INC. I
UNDERSTAND THAT I MAY REVOKE THIS PROXY ONLY BY WRITTEN INSTRUCTIONS TO THAT EFFECT, SIGNED AND DATED BY ME,
WHICH MUST BE ACTUALLY RECEIVED BY MICROISLET, INC. PRIOR TO COMMENCEMENT OF THE ANNUAL MEETING.

DATED:  ______________________________, 2006         Signature  ____________________________________________
                                                     Print Name ____________________________________________

IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN
                                                     Signature  ____________________________________________
                                                     Print Name ____________________________________________

(Please date and sign exactly as name or names appear on your stock certificate(s). When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full the corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN.)

                                       Mail or Deliver this Proxy to:

                                              MICROISLET, INC.
                                      6370 Nancy Ridge Drive, Suite 112
                                         San Diego, California 92121
                                               (858) 657-0287



                                     I will be attending the meeting |_|


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